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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FTD Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2014

        The 2014 annual meeting of stockholders of FTD Companies, Inc. ("FTD") will be held on June 10, 2014, at 9:00 a.m. Central Time, at our corporate offices at 3113 Woodcreek Drive, Downers Grove, IL 60515, for the following purposes:

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  to elect three directors to serve on our Board of Directors for a term of office to expire at the third annual stockholders' meeting following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal;

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  to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

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  to approve the material terms for performance-based awards under the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan; and

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  to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials via the Internet. We believe that this approach provides a convenient way for stockholders to access their proxy materials and vote their shares, while lowering our printing and delivery costs and reducing the environmental impact associated with our annual meeting.

        Only stockholders of record at the close of business on April 17, 2014, the record date, are entitled to notice of and to vote at the annual meeting.

        Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. Please vote before the annual meeting using the Internet, telephone or, if you received printed proxy materials, by signing, dating and mailing the proxy card in the pre-paid envelope, to ensure that your vote will be counted. Please review the instructions on each of your voting options described in the accompanying proxy statement or, if applicable, in the Notice of Internet Availability of Proxy Materials, or Notice, you received in the mail. Your proxy may be revoked before the vote at the annual meeting by following the procedures outlined in the accompanying proxy statement or, if applicable, the Notice you received in the mail.

Sincerely,
Robert S. Apatoff President, Chief Executive Officer and Director

Downers Grove, Illinois
April 28, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2014

The Notice, 2014 Proxy Statement and 2013 Annual Report
are available at http://materials.proxyvote.com/30281V

FTD Companies, Inc.
3113 Woodcreek Drive
Downers Grove, Illinois 60515

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2014

General

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on Monday, June 10, 2014, at 9:00 a.m. Central Time, at our corporate offices at 3113 Woodcreek Drive, Downers Grove, IL 60515, for the purposes of:

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  electing three directors to serve on our Board of Directors for a term of office to expire at the third annual stockholders' meeting following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal;

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  ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

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  approving the material terms for performance-based awards under the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan (the "2013 Incentive Compensation Plan"); and

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  transacting such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Separation from United Online, Inc.

        We were a wholly-owned subsidiary of United Online, Inc. ("United Online") until November 1, 2013. On November 1, 2013, United Online completed the separation of United Online into two independent, publicly traded companies: FTD and United Online (the "Separation"). The Separation was effected by a distribution by United Online of all of the issued and outstanding shares of FTD common stock to United Online stockholders. United Online stockholders of record as of the record date, October 10, 2013, received one share of FTD common stock for every five shares of United Online common stock they held. FTD's Registration Statement on Form 10, as amended (the "Form 10"), was declared effective by the SEC on October 1, 2013. For additional information, please see FTD's Information Statement, which was filed as an exhibit to the Form 10 and which was first mailed to United Online stockholders on or about October 10, 2013.

Internet Availability of Proxy Materials

        Under the Securities and Exchange Commission ("SEC") rules, we are providing our stockholders with access to our proxy materials, which include this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, on the Internet in lieu of mailing printed copies. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

        You will receive, in the mail, a "Notice Regarding the Availability of Proxy Materials" (the "Notice"). The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. We will begin mailing the Notice to stockholders on or about

April 28, 2014, and the proxy materials will be first made available on the Internet on or about April 28, 2014.

        The Notice will contain instructions on how to access and review our proxy materials and vote online. The Notice also will contain instructions on how you can request a printed copy of our proxy materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a printed or electronic copy of our proxy materials for the annual meeting and indicate such delivery preference for future proxy solicitations. If you request a printed or electronic copy of the proxy materials by Internet or telephone, you will be able to select whether you want this delivery method for future proxy solicitations. If you make such request by email and would like this delivery method for future proxy solicitations, you must specifically state in your email that such delivery preference should remain in effect for future proxy solicitations. Your request to receive future materials in paper or via email will remain in effect for future proxy solicitations until you terminate it. A copy of our proxy materials is available, free of charge, on our corporate website (www.ftdcompanies.com) under "Investor Relations." By referring to our website, we do not incorporate the website or any portion of the website by reference into this proxy statement.

        We also follow a procedure called "householding," which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice to stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. All stockholders have the ability to access the proxy materials on the website referred to in the Notice. If you would like to receive a separate copy of the Notice or future notices regarding the availability of proxy materials (or, if you requested a printed copy of the proxy materials, an additional printed copy of the proxy materials), please submit your request to: FTD Companies, Inc., c/o Investor Relations, 3113 Woodcreek Drive, Downers Grove, Illinois 60515, telephone: (630) 724-6984. Similarly, if you share an address with another stockholder and received multiple copies of the Notice, you may write or call us at the above address and telephone number to make arrangements to receive a single copy of the Notice at the shared address in the future.

        If your shares are registered differently or are held in more than one account at a brokerage firm, bank, broker-dealer or other similar organization, you may receive more than one Notice. Please follow the instructions printed on each Notice that you receive and vote the shares represented by each Notice to ensure that all of your shares are voted. If you requested to receive a printed copy of the proxy materials, please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at (800) 962-4284 or in writing at Computershare, 250 Royall Street, Canton, Massachusetts 02021. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you can accomplish this by contacting the brokerage firm, bank, broker-dealer or other similar organization.

Voting; Quorum

        Our outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting. Common stockholders of record at the close of business on April 17, 2014, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the record date, 18,922,398 shares of our common stock were issued and outstanding. Each share of common stock is entitled to one vote. The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on April 17, 2014 will constitute a quorum.

        All votes will be tabulated by the Inspector of Elections appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are shares held of record by, among others, brokerage firms or financial institutions but not voted due to the failure of the beneficial owners of those shares to provide voting instructions in cases in which such brokerage firms or financial institutions do not have discretion to vote on the proposal without such instructions. See "Voting Procedure—Beneficial Owners of Shares Held in Street Name" below. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved, if that proposal involves a non-routine matter. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 is a routine matter. Non-routine matters are the election of the three directors to serve on our Board of Directors and the approval of the material terms for performance-based awards under the 2013 Incentive Compensation Plan.

        The election of directors will be by plurality vote of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote, and the three nominees receiving the highest number of affirmative votes will be elected. Votes marked "withheld" and broker non-votes will not affect the outcome of the election, although they will be counted as present for purposes of determining whether there is a quorum.

        Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote. Abstentions with respect to this proposal will count as votes against this proposal.

        Approval of the material terms for performance-based awards under the 2013 Incentive Compensation Plan requires the approval of the affirmative vote of a majority of the outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote. Abstentions will count as negative votes, and broker non-votes will not be taken into account.

Voting Procedure

        Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials and how to vote by proxy. You can vote in person at the annual meeting or by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to us, your vote will not count. There are three ways stockholders of record can vote by proxy: (1) by telephone (by requesting a printed copy of the proxy materials and following the instructions on the proxy card, or by following the instructions on the Internet); (2) by Internet (by following the instructions provided in the Notice); or (3) by requesting (via telephone, Internet or email) a printed copy of the proxy materials, and then completing and returning the proxy card enclosed in such materials prior to the annual meeting or submitting a signed proxy card at the annual meeting. Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the annual meeting:

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  FOR the election of each of the director nominees listed in Proposal One (unless the authority to vote for the election of any such director nominee is withheld); and

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  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal Two; and

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  FOR the approval of the material terms for performance-based awards under the 2013 Incentive Compensation Plan described in Proposal Three.

        Beneficial Owners of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and such organization forwarded to you the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials and how to vote by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to such organization, your vote will not count. There are two ways beneficial owners of shares held in street name can vote by proxy: (1) by requesting a printed copy of the proxy materials and following the instructions on the voting instruction form or (2) by Internet by following the instructions provided in the Notice. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. If you do not provide such organization with specific voting instructions, under the rules of the various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If such organization does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our Inspector of Elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." A broker non-vote will have the effects described under "Voting; Quorum."

        Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your signed proxy or your authenticated Internet or telephone proxy, will give authority to each of Scott D. Levin and Becky A. Sheehan to vote on such matters at his or her discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

        You may revoke your proxy at any time before it is actually voted at the annual meeting by:

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  delivering written notice of revocation to our Corporate Secretary at 3113 Woodcreek Drive, Downers Grove, Illinois 60515;

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  submitting a later dated proxy; or

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  attending the annual meeting and voting in person.

        Your attendance at the annual meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person present at the annual meeting by executing a form of proxy designating that person to act on your behalf.

        Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Solicitation

        This solicitation is made on behalf of our Board of Directors, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to banks, brokerage firms and other custodians, nominees and fiduciaries holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or personal interview. No additional compensation will be paid to these individuals for any such services.

Stockholder Proposals for 2015 Annual Meeting

        Stockholder proposals that are intended to be presented at our 2015 annual meeting of stockholders and included in our proxy statement relating to the 2015 annual meeting must be received by us no later than December 29, 2014, which is 120 calendar days before the anniversary of the date on which this proxy statement was first distributed to our stockholders. If the date of the 2015 annual meeting is moved more than 30 days prior to, or more than 30 days after, June 10, 2015, the deadline for inclusion of proposals in our proxy statement for the 2015 annual meeting instead will be a reasonable time before we begin to print and mail our proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2015 annual meeting.

        If a stockholder wishes to present a proposal at our 2015 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to the 2015 annual meeting, the stockholder must give advance notice to us prior to the deadline (the "Bylaw Deadline") for the annual meeting determined in accordance with our second amended and restated bylaws ("bylaws"). Under our bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than March 12, 2015, and no earlier than February 10, 2015, which dates are 90 days and 120 days, respectively, prior to the anniversary of the date of this year's annual meeting.

        However, if we determine to change the date of the 2015 annual meeting so that it occurs more than 30 days prior to, or more than 30 days after, June 10, 2015, stockholder proposals intended for presentation at the 2015 annual meeting but not intended to be included in our proxy statement relating to the 2015 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the day on which such notice of the date of the 2015 annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs (the "Alternate Date"). If a stockholder gives notice of such proposal after the Bylaw Deadline (or the Alternate Date, if applicable), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2015 annual meeting. All stockholder proposals must be in the form required by our bylaws.

        If a stockholder complies with such procedures and submits the proposal before the Bylaw Deadline (or the Alternate Date, if applicable), then the holders of proxies solicited by our Board of Directors for the annual meeting of stockholders at which that proposal is submitted will not have discretionary voting power with respect to that proposal and cannot vote those proxies in the absence of specific voting instructions from the persons who gave those proxies. For information and procedures regarding a stockholder's ability to nominate directors at an annual meeting or recommend to the Nominating and Corporate Governance Committee candidates for nomination as a director at an annual meeting, see "Stockholder Recommendations for Nominations to the Board of Directors" and "Director Nominees—Stockholder Nominations of Directors," which appear elsewhere in this proxy statement.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting or any adjournment or postponement thereof.

 MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with staggered terms, which will usually be approximately three years in length. Our bylaws provide that each director, once elected, holds office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

        The class whose term expires at this annual meeting has three directors, Tracey L. Belcourt, Joseph W. Harch and Michael J. Silverstein, who are all nominated for re-election. Each of the directors elected at this annual meeting will hold office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until such person's earlier resignation or removal. If all three nominees are elected, our Board of Directors will consist of seven individuals.

        The nominees named below have agreed to serve if elected, and we have no reason to believe that they will be unavailable to serve. If, however, the nominees named below are unable to serve or decline to serve at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by our Board of Directors. Unless a stockholder specifies otherwise, a returned, signed proxy will be voted FOR the election of each of the nominees listed below.

        The following table sets forth information with respect to the persons nominated for re-election at the annual meeting:

Name	Age	Director Since	Position(s)
Tracey L. Belcourt	47	2014	Director
Joseph W. Harch	60	2013	Director; Audit Committee Chair; Member of Compensation and Nominating and Corporate Governance Committees
Michael J. Silverstein	58	2014	Director

        Tracey L. Belcourt has served as one of our directors since February 2014. Ms. Belcourt is the Executive Vice President of Strategy for Mondelēz International, Inc. ("Mondelēz") where she leads the strategy function and mergers and acquisitions activities and is responsible for developing and implementing Mondelēz's growth strategy. Before joining Mondelēz in 2012, Ms. Belcourt worked at Bain & Co. in Toronto, where she was a partner for 13 years. At Bain, she specialized in the design and implementation of growth strategies to improve business performance across a variety of consumer industries. Prior to Bain, she was an economic consultant to the U.S. Agency for International Development in Africa. Ms. Belcourt also served as an assistant professor of economics at Concordia University in Montreal for five years. Ms. Belcourt has a Master's degree and Ph.D. in economics from Queen's University in Canada, and a Bachelor's degree in mathematics and economics from the University of Alberta. Through her extensive management and consulting roles, Ms. Belcourt brings to our Board of Directors significant leadership, oversight and operational management skills, as well as experience in strategy consulting and implementation. In addition, she has a deep knowledge of consumer industries and has significant international work experience.

        Joseph W. Harch has served as one of our directors since November 2013. Mr. Harch has been the Managing Member of Harch Capital Management, LLC, a Registered Investment Advisor, from June 2011 to present. Harch Capital Management, LLC is the successor in interests to Harch Investment Advisors Inc., which Mr. Harch founded in 1991. From 1991 until May 2011, Mr. Harch has held various leadership positions with Harch Capital Management, LLC and its predecessor organizations. From 1990 to 1991, Mr. Harch was a senior investment banker employed by Donaldson, Lufkin & Jenrette, Inc. From 1988 to 1990, Mr. Harch served as the national High Yield and Corporate

Syndicate Manager for Drexel Burnham Lambert, Inc., where he also served as a Managing Director in the Corporate Finance Department from 1984 to 1988. Mr. Harch was a First Vice President in the Corporate Finance Department of Prudential Bache Securities from 1982 to 1984 and a First Vice President in the Corporate Finance Department of Batemen Eichler, Hill Richards from 1979 to 1982. From 1975 to 1979, Mr. Harch was a Certified Public Accountant with Arthur Young & Company. Mr. Harch brings to our Board of Directors experience conducting audits for public companies, preparing audited financial statements, working with ratings agencies and serving as an investment banker to public companies. He also has significant experience advising corporate issuers in capital markets and merger and acquisition transactions.

        Michael J. Silverstein has served as one of our directors since January 2014. Mr. Silverstein is a senior partner and managing director in The Boston Consulting Group's ("BCG") Chicago office. He is a leader of BCG's Consumer practice, and originated many of their qualitative and quantitative research methodologies. He has significant experience in the fields of consumer behavior and brand development. Mr. Silverstein is the author of four books on consumer spending, including the fields of luxury goods, market development and the rising female economy. During his more than 30 years at BCG, Mr. Silverstein has served in various positions prior to his current role, including as a member of the BCG executive committee and as the global leader of BCG's client service initiative and the Consumer practice. Prior to joining BCG, Mr. Silverstein worked at United Press International as a reporter and later in new product development. He holds an MBA with distinction from Harvard Business School and a BA in economics and history from Brown University. Through his experience with BCG, Mr. Silverstein gained significant leadership experience as he partnered with clients worldwide to provide business strategy advice. Among his many qualifications, Mr. Silverstein brings to our Board of Directors substantial management and strategic planning expertise and deep knowledge of consumer industries.

Continuing Directors

        Our other directors are as follows:

Name	Age	Director Since	Positions
Robert S. Apatoff	55	2013	President and Chief Executive Officer; Director
James T. Armstrong	48	2013	Director; Nominating and Corporate Governance Committee Chair; Member of Audit Committee
Robert Berglass	76	2013	Board of Directors Chairman; Compensation Committee Chair; Member of Audit Committee
Dennis Holt	77	2013	Director; Member of Compensation and Nominating and Corporate Governance Committees

        The terms for Messrs. Armstrong and Holt will expire at our 2015 annual meeting of stockholders and the terms for Messrs. Apatoff and Berglass will expire at the next annual meeting of stockholders thereafter.

        Robert S. Apatoff is our President and Chief Executive Officer and has served as one of our directors since November 2013. Mr. Apatoff served as President of FTD Group, Inc. from November 2008 to October 2013. He also served as a member of the board of directors of FTD Group, Inc., from November 2004 to August 2008. From August 2003 to May 2008, Mr. Apatoff served as President and Chief Executive Officer of Rand McNally & Company and then as Managing Director of Patriarch Partners, LLC's consumer brands portfolio from May to October 2008, following Patriarch's acquisition of Rand McNally & Company. Prior to that, Mr. Apatoff served as Senior Vice President and Chief Marketing Officer at The Allstate Corporation, and held senior management and marketing positions at Aetna, Inc., L.A. Gear, Inc., Reebok International, Ltd. and Anheuser-Busch, Inc. Mr. Apatoff

earned a Bachelor of Arts in communications from DePauw University. From his consistent, successful career at several large blue-chip consumer focused companies across diverse industries, Mr. Apatoff brings to our Board of Directors significant leadership, organizational and operational management skills combined with a wealth of experience in consumer-oriented businesses vital to a public company in the consumer products space. In addition, having served as President of FTD Group, Inc. until October 2013, Mr. Apatoff possesses a breadth of knowledge regarding the company's business.

        James T. Armstrong has served as one of our directors since November 2013. Mr. Armstrong also has served as a director of United Online since September 2001 and was a director of NetZero, Inc. ("NetZero") from 1998 until September 2001. Mr. Armstrong has been a Managing Director with Clearstone Venture Partners (formerly idealab! Capital Partners), an incubator and financier of early stage startup companies, since August 1998. From May 1995 to August 1998, Mr. Armstrong was an associate with Austin Ventures. From September 1989 to March 1992, Mr. Armstrong was a senior auditor with Ernst & Young. Mr. Armstrong serves on the board of directors of several private companies. Mr. Armstrong received his B.A. in economics from the University of California at Los Angeles and his M.B.A. from the University of Texas. Serving as a Managing Director of a venture capital fund focused on growing technology companies in a variety of markets, Mr. Armstrong brings to our Board of Directors well-developed business and financial acumen critical to our company. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Armstrong possesses a breadth of knowledge regarding our business.

        Robert Berglass has served as the non-executive Chairman of our board of directors since November 2013. Mr. Berglass also has served as a director of United Online since September 2001 and was a member of the board of directors of Classmates Media Corporation, a wholly owned subsidiary of United Online, from September 2007 to January 2010. Mr. Berglass was a director of NetZero from November 2000 until September 2001. Mr. Berglass has been United Online's Lead Independent Director since February 2006. From February 2002 to August 2013, Mr. Berglass was a consultant to and served as the Chairman of DAVEXLABS LLC, an independent hair care company dedicated to salon professionals. From 1998 until April 2001, Mr. Berglass was the Chairman, Chief Executive Officer and President of Schwarzkopf & DEP, Inc. (formerly DEP Corporation), a division of Henkel KGAA. Mr. Berglass had held those positions following Henkel KGAA's acquisition of DEP Corporation in 1998. From 1969 to 1998, Mr. Berglass was the Chairman, Chief Executive Officer and President of DEP Corporation. Before joining DEP Corporation, Mr. Berglass held various positions at Faberge, Inc., including Corporate Executive Vice President. Having served as Chairman, Chief Executive Officer and President of a large, global personal care products company with some of the world's most recognized brands, Mr. Berglass is able to present valuable insight into organizational and operational management issues crucial to a public company, as well as valuable insight on various aspects of consumer marketing. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Berglass possesses a breadth of knowledge regarding our business.

        Dennis Holt has served as one of our directors since November 2013. Mr. Holt also has served as a director of United Online since September 2001 and was a director of NetZero from January 2001 until September 2001. Mr. Holt founded US International Media LLC, a media services agency, and has been its Chairman and Chief Executive Officer since March 2004. Mr. Holt also serves as Chairman and Chief Executive Officer of Patriot Communications LLC, a telecommunications service bureau, which he created in 1990 as a subsidiary of Western International Media. Mr. Holt founded Western International Media, a media buying service, in 1970 and was the Chairman and Chief Executive Officer from 1970 through January 2002. Mr. Holt also serves on the board of directors of several private and philanthropic companies. Mr. Holt received his B.A. in administration from the University of Southern California. Mr. Holt brings to our Board of Directors valuable insight on various aspects of consumer marketing, having served as Chairman and Chief Executive Officer of several companies focused on advertising media. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Holt possesses a breadth of knowledge regarding our business.

Corporate Governance Principles

        We are committed to having sound corporate governance principles. Having such principles is essential to maintaining our integrity in the marketplace. Our Corporate Governance Guidelines, Code of Ethics and the charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees are available on our corporate website (www.ftdcompanies.com) under "Investor Relations." Please note, however, that information contained on the website is not incorporated by reference in this proxy statement or considered to be a part of this document. A copy of our Corporate Governance Guidelines, Code of Ethics and the Committee charters may also be obtained upon request to our Investor Relations department.

Code of Ethics

        Our Code of Ethics applies to all of our outside directors, officers and employees, including, but not limited to, our Chief Executive Officer and Chief Financial Officer. The Code of Ethics constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act and is our "code of conduct" within the meaning of the Nasdaq listing standards.

Stockholder Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 3113 Woodcreek Drive, Downers Grove, Illinois 60515.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual, group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to the director or to each director who is a member of the group or committee to which the envelope is addressed.

Board Independence

        Seven individuals sit on our Board of Directors, the following six of whom are "independent directors" as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules: Messrs. Armstrong, Berglass, Harch, Holt and Silverstein and Ms. Belcourt. Our Board of Directors held three meetings during 2013 following the Separation. Our Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors understands that board structures vary greatly among U.S. public corporations, and the Board does not believe that any one leadership structure is more effective at creating long-term stockholder value. The Board believes that an effective leadership structure could be achieved either by combining or separating the Chairman and Chief Executive Officer positions, so long as the structure encourages the free and open dialogue of competing views and provides for strong checks and balances. Specifically, the Board believes that to be effective, the governance structure must balance the powers of the Chief Executive Officer and the independent directors and ensure that the independent directors are fully informed, able to discuss and debate the issues that they deem important and able to provide effective oversight of management.

        Currently, Robert S. Apatoff serves as our President and Chief Executive Officer and Robert Berglass serves as our non-executive Chairman of the Board of Directors. The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate for the company at this time because it allows Mr. Apatoff to focus on operating and managing the company following our recent transition to becoming a public company. At the same time, Mr. Berglass can focus on leadership of the Board of Directors, including calling and presiding over Board meetings and executive sessions of the independent directors, preparing meeting agendas in collaboration with the Chief Executive Officer, serving as a liaison and supplemental channel of communication between independent directors and the Chief Executive Officer and serving as a sounding board and advisor to the Chief Executive Officer. Nevertheless, the Board believes that "one-size" does not fit all, and the decision of whether to combine or separate the positions of Chairman and Chief Executive Officer will vary from company to company and depend upon a company's particular circumstances at a given point in time. Accordingly, the Board will continue to consider from time to time whether the Chairman and Chief Executive Officer positions should be combined based on what the Board believes is best for the company and its stockholders.

        The Board of Directors is primarily responsible for assessing risks associated with the company's business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is responsible for reviewing with management the company's policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with our financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters. In addition, under the direction of the Board and certain of its committees, the company's legal department assists in the oversight of corporate compliance activities. The Compensation Committee also reviews certain risks associated with our overall compensation program for employees to help ensure that the program does not encourage employees to take excessive risks. On a regular basis and from time to time as necessary or appropriate, updates are provided by these groups to the Board of Directors regarding their risk assessment and risk management activities and other risk-related matters.

Board Committees and Meetings

        The Board of Directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. In addition, the Board of Directors may establish special committees to consider various matters. The Board of Directors sets fees for members of the special committees as the Board of Directors deems appropriate in the light of the amount of additional responsibility special committee membership may entail.

        During 2013, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. Members of the Board of Directors and its committees also consulted informally with management from time to time. Additionally, non-management Board members met in executive sessions without the presence of management periodically during 2013. We do not have a policy regarding director attendance at our annual meetings.

        Audit Committee.    The Audit Committee consists of three directors, Messrs. Berglass, Armstrong and Harch. The Audit Committee oversees our accounting and financial reporting processes and the audit of our consolidated financial statements. The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of our independent registered public accounting firm, including evaluating its independence and reviewing its performance. In addition, the Audit Committee is responsible for reviewing and discussing the annual audit plan with our independent registered public accounting firm, reviewing our annual consolidated financial statements, our interim consolidated financial statements and our internal control over financial reporting. Furthermore, the Audit Committee reviews with management and our independent registered public accounting firm, among other things, all critical accounting policies and practices to be used, reviews with management our risk assessment and risk management policies and procedures, reviews and approves or disapproves any proposed transactions required to be disclosed by Item 404 of Regulation S-K and reviews legal and regulatory matters. The Audit Committee also reviews the results of the year-end audit with the independent registered public accounting firm and recommends to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Additionally, it prepares the Audit Committee Report to be included in the annual proxy statement. The Audit Committee also performs other functions or duties, within the scope of its responsibilities, as deemed appropriate by the Audit Committee or our Board of Directors.

        The Audit Committee held two meetings during 2013 following the Separation. The Audit Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually by the Audit Committee and revised as appropriate. Our Board of Directors has determined that all members of the Audit Committee are independent directors as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and also satisfy the additional criteria for independence for Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each of Mr. Harch, who serves as Chair of the Audit Committee, and Mr. Armstrong, qualifies as a "financial expert" as that term is defined under applicable SEC rules. The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee meets privately with members and representatives of our independent registered public accounting firm, and members and representatives of our independent registered public accounting firm have unrestricted access and report directly to the Audit Committee. The Audit Committee has selected Deloitte & Touche LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2014 and is recommending that our stockholders ratify this appointment at the annual meeting. The Audit Committee Report may be found on pages 53-54 of this proxy statement.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of three directors, Messrs. Armstrong, Harch and Holt, each of whom is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

        The Nominating and Corporate Governance Committee is responsible for assisting with respect to director candidates and nominees, including by identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board; establishing procedures to be followed by stockholders in submitting recommendations for director candidates; reviewing backgrounds and qualifications of individuals being considered as director candidates; recommending to the Board the director nominees; and reviewing the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status. The Nominating and Corporate Governance Committee is also responsible for assisting the Board with regard to the composition, structure and procedures of the Board and its Committees, including by reviewing and making recommendations to the Board regarding the size and structure of the Board; the frequency and nature of Board meetings; any other aspect of the procedures of the Board; the size and composition of each Committee of the Board; individuals qualified to fill vacancies on the Committees; the functioning of the Committees;

Committee assignments and any policies regarding rotation of Committee memberships and/or chairpersonships; and the establishment of special committees. This Committee also oversees the evaluation of the Board and its Committees, evaluates and makes recommendations regarding the termination of Board membership and assists with the selection of a new Chairman or Chief Executive Officer in the event such becomes necessary. In addition, the Nominating and Corporate Governance Committee is responsible for reviewing periodically and recommending to the Board, the Corporate Governance Guidelines and the Code of Ethics and any changes thereto, as well as considering and making any other recommendations related to corporate governance issues.

        The Nominating and Corporate Governance Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually by the Nominating and Corporate Governance Committee and revised as appropriate. In 2013, the Nominating and Corporate Governance Committee held two meetings following the Separation.

  Director Nominees.

  •
  Criteria for Director Nominees.  The Board of Directors believes that the Board should be comprised of individuals with varied, complementary backgrounds who have exhibited proven leadership capabilities within their chosen fields. Directors should have the ability to quickly grasp complex principles of business and finance, particularly those related to the industries in which the company operates. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders. When considering a candidate for director, the Nominating and Corporate Governance Committee will take into account a number of factors, including, without limitation, the following: independence from management; depth of understanding of the Internet, sales and marketing, finance and/or other elements directly relevant to our business; education and professional background; judgment, skill, integrity and reputation; existing commitments to other businesses as a director, executive or owner; personal conflicts of interest, if any; diversity; and the size and composition of the existing Board. When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the Nominating and Corporate Governance Committee may use the services of third-party search firms to assist in the identification of appropriate candidates.

    After conducting an initial evaluation of a prospective candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the Board that candidate's appointment or election. Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider the director's past attendance at, and participation in, meetings of the Board of Directors and its committees and the director's formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is or was a member. Although the Board of Directors does not have a policy with respect to consideration of diversity in identifying director nominees, among the many other factors considered by the Nominating and Corporate Governance Committee are the benefits of diversity in board composition, including with respect to age, gender, race and specialized background. The directors nominated for re-election at this annual meeting were approved for nomination by all of the disinterested members of the Board of Directors. In connection with such nominations, the Nominating and Corporate Governance

    Committee and the Board of Directors considered, among other things, the information discussed in each such director's biographical information as set forth on pages 6-9.

  •
  Stockholder Recommendations for Nominations to the Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for nomination as a director recommended by any stockholder. The Nominating and Corporate Governance Committee will evaluate such recommendations by applying its regular nominee criteria and considering the additional information set forth below. Stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chair of the Nominating and Corporate Governance Committee, FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, Illinois 60515, with a copy to the General Counsel at the same address. Prior to making such a recommendation, stockholders are encouraged to contact the Chair of the Nominating and Corporate Governance Committee to obtain a list of backgrounds that the Nominating and Corporate Governance Committee would consider for potential director nominees given the then-current composition of the Board of Directors.

  •
  Stockholder Nominations of Directors.  A stockholder that instead desires to nominate a person directly for election to the Board of Directors must comply with the advance notice procedures of our bylaws. Our bylaws provide that nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders by any stockholder of FTD who is a stockholder of record on the date of the giving of the notice described below and on the record date for the determination of stockholders entitled to vote at such annual meeting and who complies with the notice procedures set forth in our bylaws. Such stockholder must timely deliver or mail to our Corporate Secretary at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, a notice containing the following information: (a) as to each candidate whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the candidate; (ii) the principal occupation or employment of the candidate; (iii) the class or series and number of shares of our common stock which are owned beneficially or of record by the candidate; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder; (ii) the class or series and number of shares of our common stock which are owned beneficially or of record by such stockholder; (iii) a description of all arrangements or understandings between such stockholder and each candidate and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that the stockholder intends to appear in person or by proxy at the annual meeting of stockholders to nominate the candidate(s) named in such notice; and (v) any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such person as a director.

    In addition, the notice must be accompanied by a written consent of the candidate to being named as a nominee and to serve as a director if elected. In order to be deemed properly presented, the notice must be delivered to our Corporate Secretary no later than March 12, 2015, and no earlier than February 10, 2015, which dates are 90 days and 120 days, respectively, prior to June 10, 2015, the anniversary of the date for this year's annual meeting; provided, that if the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. No director nominations were submitted by any stockholder in connection with the election of directors at the 2014 annual meeting.

        Compensation Committee.    The Compensation Committee consists of three directors, Messrs. Berglass, Harch and Holt, each of whom is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The Compensation Committee administers our executive compensation programs and is responsible for reviewing the compensation of our executive officers and determining the nature and amount of the various components of such compensation, including adjustments to annual base salary and the establishment of the applicable performance goals under our annual management incentive bonus plan and the specific bonus amount for each potential level of goal attainment. The Compensation Committee also administers our equity incentive plan and has the exclusive authority to make awards under such plan to our executive officers. In addition, the Compensation Committee administers our retirement plans. The Compensation Committee also approves all employment agreements, severance or termination arrangements, and other compensatory contracts or arrangements made with our executive officers. The Compensation Committee will also perform other functions or duties as may be assigned to it under the terms of any executive compensation or equity-based benefit plan or as otherwise deemed appropriate by our Board of Directors. The Compensation Committee held two meetings during 2013 following the Separation. The Compensation Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually and revised as appropriate.

        The Compensation Committee makes all decisions regarding the cash and equity compensation of our Chief Executive Officer, although the Compensation Committee may, in its discretion, request the concurrence or approval of such decisions by a majority of the independent members of our Board of Directors. With respect to all other executive officers, the Compensation Committee determines their compensation, taking into account the recommendations of our Chief Executive Officer who annually reviews the performance of the other executive officers and then presents to the Compensation Committee the conclusions reached and his recommendations for their compensation based on those reviews. The Compensation Committee can, and often does, exercise its discretion in determining whether to approve or modify any recommended compensation adjustments or equity awards. Decisions regarding any other forms of compensation provided to our executive officers that are not provided to all senior-level employees (for example, any executive-level health and welfare benefits, deferral plans and perquisites) are made by the Compensation Committee after taking into consideration the recommendations made by our Chief Executive Officer.

        The Compensation Committee has the authority to retain the services of independent counsel, consultants or other advisors, including an independent compensation consulting firm, in connection with its responsibilities in setting compensation for our executive officers. Additional information regarding the Compensation Committee's use of outside advisors may be found under "Independent Compensation Consultant" below.

Compensation Committee Interlocks and Insider Participation

        During 2013, Messrs. Berglass, Harch and Holt served as members of the Compensation Committee. None of the Compensation Committee members was employed by us at any time during 2013, and none has ever served or acted as one of our officers or employees or had any relationships requiring disclosure by the company under the SEC's rules requiring disclosure of certain relationships and related party transactions.

        None of our current executive officers has ever served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity (other than our subsidiaries) that has or has had one or more of its executive officers serve as a member of our Board of Directors or our Compensation Committee.

Independent Compensation Consultant

        The Compensation Committee has the authority to retain the services of an independent compensation consulting firm in connection with its responsibilities in setting the compensation for our executive officers. Pursuant to that authority, the Compensation Committee has engaged Frederic W.

Cook & Co., Inc., a nationally-recognized, independent compensation consulting firm, to review the executive compensation programs and individual compensation arrangements for our executive officers. The independent consultant provides the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions regarding our executive officers and considering the recommendations of our Chief Executive Officer regarding the compensation of other executive officers. All executive compensation services provided by the independent consultant are conducted under the direction or authority of the Compensation Committee. During 2013, Frederic W. Cook & Co., Inc. served solely as a consultant to the Compensation Committee and did not provide any services to management. Based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C-1(b)(4) of the Exchange Act, and such other factors as were deemed relevant under the circumstances, the Compensation Committee determined that its relationship with Frederic W. Cook & Co., Inc., and the work of Frederic W. Cook & Co., Inc. on behalf of the Compensation Committee, did not raise any conflict of interest.

        In addition to the independent consultant, members of our Human Resources, Legal and Finance Departments support the Compensation Committee in its work.

Director Compensation

        Cash Retainer Fees.    Our non-employee directors earn annual retainer fees for Board and Committee service, including $48,000 for service as a member of the Board of Directors, $75,000 for service as the Chairman of the Board, $20,000, $16,500 and $12,500 for service as the Chairman of the Audit, Compensation and Nominating and Corporate Governance Committee, respectively, $10,000 for service as a member of the Audit or Compensation Committee and $7,500 for service as a member of the Nominating and Corporate Governance Committee. During the 2013 fiscal year in connection with their service as a member of the Board of Directors, our non-employee directors earned a prorated portion of their respective annual retainer fees. Our non-employee directors also receive an additional $1,000 for each Board or Committee meeting attended.

        FTD reimburses non-employee directors for travel to/from Board or Committee meetings.

        Equity Awards.    Under our 2013 Incentive Compensation Plan, non-employee directors may receive option grants, restricted stock or restricted stock unit awards and other equity incentives in connection with their service on the Board.

        On November 8, 2013, the Board made a restricted stock unit award with a grant-date fair value of $64,191 to non-employee directors James Armstrong, Joseph Harch and Dennis Holt. The number of shares of our common stock subject to each such restricted stock unit award was determined by dividing $110,000 by the $31.04 fair market value per share of our common stock on the effective date of the award, prorated for the seven month period from November 1, 2013 through June 1, 2014. As a result, Messrs. Armstrong, Harch and Holt received a restricted stock unit award covering 2,068 shares of our common stock.

        On November 8, 2013, the Board made a restricted stock unit award with a grant date fair value of $78,780 to our Chairman, Robert Berglass. The number of shares of our common stock subject to such restricted stock unit award was determined by dividing $135,000 by the $31.04 fair market value per share of our common stock on the effective date of the award, prorated for the seven month period from November 1, 2013 through June 1, 2014. As a result Mr. Berglass received a restricted stock unit award covering 2,538 shares of our common stock.

        The shares subject to those units will vest and become issuable upon the non-employee director's continuation in Board service through June 1, 2014. However, should the director voluntarily cease such Board service prior to such vesting date, then that director will vest in the number of shares of our common stock in which he would have been vested as of the termination date had such units vested in successive equal monthly installments between November 1, 2013, the vesting commencement date, and June 1, 2014, the scheduled vesting date, and the remaining units will be canceled. In the event of a change in control, the shares subject to the units will vest in full and become immediately issuable.

 Director Summary Compensation Table

        The following table provides certain summary information concerning the compensation earned by our non-employee directors for the year ended December 31, 2013.

Name(1)	Fees Earned in Cash(2)	Stock Awards(3)	Total
James T. Armstrong	$18,750	$64,191	$82,941
Robert Berglass	$31,920	$78,780	$110,700
Joseph W. Harch	$23,250	$64,191	$87,441
Dennis Holt	$17,920	$64,191	$82,111

(1)
Mr. Apatoff, our President and Chief Executive Officer, is not included in this table because he is an FTD employee and does not earn any additional compensation for his services as a director. The compensation earned by Mr. Apatoff as an FTD employee is shown in the Summary Compensation Table, which appears elsewhere in this proxy statement.

(2)
Fees earned in cash for the year ended December 31, 2013 consisted of the following:

Name	Board Annual Retainer Fee	Fees Earned as Chair or Member of one or more Board Committees	Fees for Meetings Attended	Fees Earned in Cash
James T. Armstrong	$8,000	$3,750	$7,000	$18,750
Robert Berglass	$20,500	$4,420	$7,000	$31,920
Joseph W. Harch	$8,000	$6,250	$9,000	$23,250
Dennis Holt	$8,000	$2,920	$7,000	$17,920
(3)
On November 8, 2013, Messrs. Armstrong, Harch and Holt were awarded restricted stock units covering 2,068 shares of our common stock. On November 8, 2013, Mr. Berglass was awarded restricted stock units covering 2,538 shares of our common stock. Each unit provided such director with the right to receive one share of our common stock upon the vesting of that unit. The amount reported in this column represents the grant-date fair value of each such restricted stock unit award, calculated in accordance with Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("ASC 718"), and does not take into account any estimated forfeitures related to the service-based vesting condition in effect for the award. For information regarding assumptions underlying the ASC 718 valuation of our equity awards, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K for that period.

        The following table shows the number of shares of our common stock subject to the outstanding restricted stock units and stock options which each of our non-employee directors held as of December 31, 2013:

Name	Aggregate Number of Shares Subject to RSUs	Aggregate Number of Shares Subject to Options
James T. Armstrong	2,068	3,002
Robert Berglass	2,538	3,002
Joseph W. Harch	2,068	—
Dennis Holt	2,068	3,002

Vote Required

        The vote of a plurality of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote is required to elect the three director nominees to serve on our Board of Directors for a term of office to expire at the third annual meeting of stockholders following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The nominees receiving the highest number of affirmative votes will be elected.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the election of the director nominees listed above.

 PROPOSAL TWO: RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP, to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2014, and is asking the stockholders to ratify this appointment. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. A representative of PricewaterhouseCoopers LLP ("PwC"), who previously served as the company's auditor as discussed below, is not expected to be present at the annual meeting.

        In the event the stockholders fail to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee may reconsider its selection.

Principal Accountant Fees and Services

        The aggregate fees billed by PwC for the professional services described below for the fiscal years ended December 31, 2013 and December 31, 2012 are set forth in the table below.

	Year Ended December 31,
	2013	2012
Audit Fees(1)	$823,193	$215,466
Audit-Related Fees(2)	—	—
Tax Fees(3)	9,952	5,707
All Other Fees(4)	1,955	1,929

Total	$835,100	$223,102

(1)
For 2013, represents fees incurred for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements issued subsequent to the Separation, as well as fees incurred for audit services that are normally provided by PwC in connection with other statutory or regulatory filings or engagements. For 2012, represents fees incurred directly by the company for the stand-alone audit of our consolidated financial statements as required under our then outstanding credit agreement, as well as fees incurred for audit services that are normally provided by PwC in connection with other statutory or regulatory filings or engagements. Does not include fees incurred in 2012 by United Online in connection with the integrated audit of United Online's consolidated financial statements and internal control over financial reporting and review of United Online's interim consolidated financial statements. A portion of such fees was allocated to the company as part of the allocation of general corporate costs from United Online. No payment was made by the company related to such fees.

(2)
Represents fees incurred for assurance and related services that are normally performed by PwC, are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." During 2013, audit-related fees of $460,500 related to the Separation of our business from United Online were billed to United Online and allocated to and reimbursed by the company under the Separation and Distribution Agreement. As such fees were not billed directly to the company they are excluded from the table above.

(3)
Represents fees primarily incurred in connection with international tax compliance and consulting services.

(4)
Fees for other professional services were related to accessing PwC's online research databases.

Change of Independent Public Accountants

        As previously reported in our Current Report on Form 8-K filed with the SEC on January 7, 2014, in November 2013, the Audit Committee approved a resolution to request proposals for the fiscal year 2014 consolidated audit of FTD and its subsidiaries. On January 2, 2014, our current auditor, PwC, informed us and the Audit Committee of its decision to not respond to the request for proposal, and therefore, declined to stand for re-election after completion of the audit of the company's consolidated financial statements for the year ended December 31, 2013.

        The reports of PwC on the company's consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through January 2, 2014 (the date PwC notified the company that it was declining to stand for re-election), there have been no disagreements between the company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in PwC's reports on the company's financial statements for such periods; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

        In connection with filing our Current Report on Form 8-K, we provided PwC with a copy of the disclosures in such Current Report and requested from PwC a letter addressed to the SEC indicating whether it agreed with such disclosures. A copy of PwC's letter dated January 7, 2014 is attached as Exhibit 16.1 to our Current Report on Form 8-K filed on January 7, 2014.

        On March 18, 2014, the Audit Committee approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2014. During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through March 18, 2014, neither the company, nor anyone on our behalf, consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and neither a written report nor oral advice was provided to the company by Deloitte & Touche LLP that Deloitte & Touche LLP concluded was an important factor considered by the company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Determination of Independence

        The Audit Committee of the Board of Directors has determined that the provision by PwC of the services covered under the heading "All Other Fees" above is compatible with maintaining PwC's independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The Audit Committee maintains a policy requiring the pre-approval of all services to be provided by our independent registered public accounting firm. The Audit Committee has delegated to its Chair the authority to evaluate and approve service engagements on behalf of the full Audit Committee in the event a need arises for specific pre-approval between Audit Committee meetings. All of the audit, audit-related, tax services and all other services provided by our independent registered public accounting firm for the 2013 fiscal year were approved by the Audit Committee in accordance with the foregoing procedures.

Vote Required

        The affirmative vote of the majority of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

 PROPOSAL THREE: APPROVAL OF THE MATERIAL TERMS FOR PERFORMANCE-BASED AWARDS UNDER THE FTD COMPANIES, INC. AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

        We established the 2013 Incentive Compensation Plan, effective September 30, 2013, upon approval of the plan by United Online prior to the Separation.

        We are not amending or altering the 2013 Incentive Compensation Plan. However, we are seeking stockholder approval of the eligibility requirements, performance objectives and award limits under the 2013 Incentive Compensation Plan. Stockholder approval of these terms of the 2013 Incentive Compensation Plan is one of the requirements for allowing us to continue to make awards that will be tax deductible by us as qualified performance-based compensation.

Summary of the 2013 Incentive Compensation Plan

        The material terms of the performance-based awards, including stock options and stock appreciation rights, that may be granted under the 2013 Incentive Compensation Plan are described below. This summary is qualified in its entirety by reference to the full text of the 2013 Incentive Compensation Plan, a copy of which is attached as Exhibit A to this proxy statement and incorporated into this proxy statement by reference. Please refer to Exhibit A for more information.

  Section 162(m) of the Code

        Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), does not permit a tax deduction for compensation in excess of $1 million paid in any calendar year by a publicly-traded company to its chief executive officer or any of the three other most highly-compensated executive officers (other than the principal financial officer). However, certain compensation, including compensation based on the attainment of performance and stock options with an exercise price that is not less than the fair market value on the date of grant of the shares of common stock subject to the stock option, is excluded from this deduction limit as qualified performance-based compensation if certain criteria are satisfied, including that the material terms pursuant to which the compensation is to be paid is disclosed to and approved by the company's stockholders.

        While we believe it is in our and our stockholders' best interests to have the ability to grant qualified performance-based compensation under Section 162(m) of the Code, we may decide to grant compensation that will not qualify as qualified performance-based compensation for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as performance-based compensation for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

        If the material terms for performance-based awards under the 2013 Incentive Compensation Plan are not approved by stockholders, our ability to grant certain performance-based awards to certain executives may be limited.

  Incentive Programs

        The 2013 Incentive Compensation Plan consists of three separate incentive compensation programs: (i) the discretionary grant program, (ii) the stock issuance program and (iii) the incentive bonus program. The principal features of each program are described below.

  Administration

        The Compensation Committee (either acting directly or through a subcommittee of two or more members) has the exclusive authority to administer the discretionary grant, stock issuance and incentive bonus programs with respect to awards made to our executive officers and also has the authority to make awards under those programs to all other eligible individuals. However, the Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make awards under those programs to individuals other than executive officers and non-employee Board members. All awards to non-employee directors will be made by the Board of Directors on the basis of the recommendations of the Compensation Committee or by the Compensation Committee (or a subcommittee thereof) comprised solely of independent directors.

        The term "plan administrator," as used in this summary, means the Compensation Committee (or subcommittee) and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2013 Incentive Compensation Plan.

  Eligibility

        Officers and employees, as well as consultants and other independent advisors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) are eligible to participate in the discretionary grant, stock issuance and incentive bonus programs. The non-employee members of the Board of Directors are also eligible to participate in those three programs and may receive periodic awards under one or more of those programs.

  Securities Subject to the 2013 Incentive Compensation Plan

        The number of shares of common stock that may be issued pursuant to the 2013 Incentive Compensation Plan is 1,601,518 shares. If any shares of common stock subject to an award under the 2013 Incentive Compensation Plan are forfeited, expire or are settled for cash (in whole or in part), then in each such case, the shares of common stock subject to such award will, to the extent of such forfeiture, expiration or cash settlement, again be available for grant.

        The shares of common stock issuable under the 2013 Incentive Compensation Plan may consist, in whole or in part, of our authorized but unissued common stock or treasury shares. In the event that withholding tax liabilities arising from an award, other than a stock option or stock appreciation right granted under the 2013 Incentive Compensation Plan, are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by the company, the shares of common stock so tendered or withheld will again be available for awards under the 2013 Incentive Compensation Plan. Notwithstanding anything to the contrary contained herein, the following shares of common stock will not be added to the shares of common stock authorized for grant under the 2013 Incentive Compensation Plan: (i) shares of common stock tendered by the optionee or withheld by the company in payment of the purchase price of a stock option under the 2013 Incentive Compensation Plan; (ii) shares of common stock tendered by the optionee or withheld by the company to satisfy any tax withholding obligation with respect to stock options or stock appreciation rights under the 2013 Incentive Compensation Plan; (iii) shares of common stock subject to a stock appreciation right under the 2013 Incentive Compensation Plan that are not issued in connection with its stock settlement on exercise thereof; and (iv) shares of common stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of stock options under the 2013 Incentive Compensation Plan.

  ISO Limitation

        The maximum number of shares of common stock which may be issued under the 2013 Incentive Compensation Plan pursuant to stock options intended to qualify as incentive stock options ("ISOs") under the federal tax laws may not exceed 1,601,518 shares in the aggregate, subject to adjustment as provided for in the "Changes in Capitalization" section set forth below.

  Equity Incentive Programs

  Discretionary Grant Program

        Under the discretionary grant program, eligible persons may be granted stock options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator has complete discretion to determine which eligible individuals are to receive stock option grants or stock appreciation rights, the time or times when those stock options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule to be in effect for the grant, the maximum term for which the granted stock option or stock appreciation right is to remain outstanding and the status of any granted stock option as either an ISO or a non-statutory stock option under the federal tax laws.

        Each granted stock option will have an exercise price per share determined by the plan administrator, but the exercise price may not be less than one hundred percent of the fair market value of the stock option shares on the grant date. No granted stock option may have a term in excess of ten years. Each stock option generally vests and becomes exercisable for the underlying shares in one or more installments over a specified period of service measured from the grant date. However, one or more stock options may be structured so that they are immediately exercisable for any or all of the stock option shares. The shares acquired under such immediately exercisable stock options are subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

        Upon cessation of service, the optionee will have a period of time specified by the plan administrator in which to exercise his or her outstanding stock options to the extent they are at the time exercisable for vested shares. The plan administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding stock options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of such stock options in whole or in part. Such discretion may be exercised at any time while the stock options remain outstanding.

        The 2013 Incentive Compensation Plan allows the issuance of two types of stock appreciation rights under the discretionary grant program:

  •
  Tandem stock appreciation rights granted in conjunction with stock options, which provide the holders with the right to surrender the related stock option for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered stock option over (ii) the aggregate exercise price payable for those shares.

  •
  Stand-alone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

        The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may be paid in (i) cash, (ii) shares of our common stock or (iii) a combination of cash and shares of our common stock. Upon cessation of service with us, the holder of a stock appreciation right will have a period of time specified by the plan administrator in which to exercise such right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder's cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding.

  Repurchase Rights

        The plan administrator has the discretion to grant stock options that are exercisable for unvested shares of common stock. Should the optionee cease service while such shares are unvested, the company will have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the fair market value per share of common stock at the time of repurchase. The terms upon which such repurchase right will be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) will be established by the plan administrator.

  Repricing/Cash-Out Prohibition

        The plan administrator may not implement any of the following repricing/cash-out programs without obtaining stockholder approval: (i) the cancellation of outstanding stock options or stock appreciation rights in return for new stock options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding stock options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash, equity securities or in the form of any other award under the 2013 Incentive Compensation Plan, except in connection with a change in control transaction or (iii) the direct reduction of the exercise price in effect for outstanding stock options or stock appreciation rights.

  Stock Issuance Program

        Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient's service with us. Performance shares may also be issued under the program in accordance with the following parameters:

  (i)
  The vesting of the performance shares are tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

  (ii)
  At the end of the performance period, the plan administrator must determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

  (iii)
  The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Section 409A of the Code.

  (iv)
  Performance shares may be paid in cash or shares of our common stock.

  (v)
  Performance shares may also be structured so that the shares are convertible into shares of our common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

        The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

        The plan administrator also has the discretionary authority to structure one or more awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria:

  (i)
  earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation;

  (ii)
  earnings per share;

  (iii)
  growth in earnings or earnings per share;

  (iv)
  market price of our common stock;

  (v)
  return on equity or average stockholder equity;

  (vi)
  total stockholder return or growth in total stockholder return, either directly or in relation to a comparative group;

  (vii)
  return on capital;

  (viii)
  return on assets or net assets;

  (ix)
  invested capital, rate of return on capital or return on invested capital;

  (x)
  revenue, growth in revenue or return on sales;

  (xi)
  income or net income;

  (xii)
  operating income or net operating income;

  (xiii)
  operating profit or net operating profit;

  (xiv)
  operating margin;

  (xv)
  return on operating revenue or return on operating profit;

  (xvi)
  cash flow or cash flow per share (before or after dividends);

  (xvii)
  market share;

  (xviii)
  collections and recoveries;

  (xix)
  debt reduction;

  (xx)
  litigation and regulatory resolution goals;

  (xxi)
  expense control goals;

  (xxii)
  budget comparisons;

  (xxiii)
  development and implementation of strategic plans and/or organizational restructuring goals;

  (xxiv)
  productivity goals;

  (xxv)
  workforce management and succession planning goals;

  (xxvi)
  economic value added;

  (xxvii)
  measures of customer satisfaction;

  (xxviii)
  formation of joint ventures or marketing or customer service collaborations or the completion of other corporate transactions intended to enhance our revenue or profitability or enhance its customer base;

  (xxix)
  mergers, acquisitions and other strategic transactions;

  (xxx)
  earnings before interest, taxes, depreciation and amortization; and

  (xxxi)
  fulfillment measures.

        In addition, such performance criteria may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities (or an index covering multiple entities) and may also be based on the performance of any of our business units or divisions or any parent or subsidiary entity, in all cases on an absolute or relative basis or any combination thereof. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment or exclusion as to one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) costs and expenses incurred in connection with actual or potential business combinations, mergers, acquisitions, dispositions, spin offs, financing transactions and other strategic transactions; (F) costs and expenses incurred in connection with the relocation of the principal offices of the company or any parent or subsidiary; (G) any unusual, infrequent, extraordinary or nonrecurring items; (H) bonus or incentive compensation costs and expenses associated with cash-based awards made under the 2013 Incentive Compensation Plan or other bonus or incentive compensation plans of the company or any parent or subsidiary; (I) items of income, gain, loss or expense attributable to the operations of any business acquired by the company or any parent or subsidiary; (J) items of income, gain, loss or expense attributable to one or more business operations divested by the company or any parent or subsidiary or the gain or loss realized upon the sale of any such business or assets thereof; and (K) the impact of foreign currency fluctuations or changes in exchange rates.

        Stockholder approval of this proposal will constitute approval of the foregoing performance goals for purposes of establishing the specific vesting targets for one or more awards under the 2013 Incentive Compensation Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Code.

        Outstanding awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, the plan administrator has the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. In no event, however, will any vesting requirements tied to the attainment of performance objectives be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m) of the Code, except in the event of the participant's death or disability or in connection with a change in control of the company, as described below under the heading "General Provisions—Change in Control".

  Incentive Bonus Program

        Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards vest over an eligible individual's designated service period or upon the attainment of pre-established performance goals. Performance unit awards are subject to the following parameters:

  (i)
  A performance unit represents either (a) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more performance goals are attained or (b) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

  (ii)
  Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

  (iii)
  Performance units, which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of our common stock valued at fair market value on the payment date.

        Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the discretionary grant program, stock issuance program or incentive bonus program, other than stock options and stock appreciation rights. Each dividend equivalent right award represents the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of our common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made, in cash or shares of our common stock, either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be made subject to a specified vesting schedule or a deferred payment date. However, any amounts attributable to dividend equivalent rights relating to an award subject to performance-vesting requirements will not vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.

        The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of our common stock).

        The plan administrator also has the discretionary authority to structure one or more awards under the incentive bonus program so that those awards vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.

        The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m) of the

Code, except in the event of the participant's death or disability or in connection with a change in control as described below under the heading "General Provisions—Change in Control."

  Award Limitations

        Awards made under the 2013 Incentive Compensation Plan are subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one or more of those awards as performance-based compensation under Section 162(m) of the Code:

  •
  For awards denominated in shares of our common stock at the time of grant (whether payable in such common stock, cash or a combination of both), a participant in the 2013 Incentive Compensation Plan may not receive awards for more than 333,650 shares of our common stock in the aggregate under the discretionary grant program in any calendar year and more than an additional 333,650 shares of our common stock in the aggregate under the stock issuance and incentive bonus programs during that same calendar year. Such share limitations are subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock. Stockholder approval of this proposal will also constitute approval of those share limitations for purposes of Section 162(m) of the Code.

  •
  For performance-based awards denominated in cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), a participant in the 2013 Incentive Compensation Plan may not receive awards that exceed in the aggregate more than $5,000,000 for each calendar year within the applicable performance measurement period and with pro-ration based on such dollar limit for any fractional year included within such performance period. Stockholder approval of this proposal will also constitute approval of such dollar limitation for purposes of Section 162(m) of the Code.

        For awards denominated in shares of our common stock at the time of grant (whether payable in such common stock, cash or a combination of both), a non-employee director participant in the 2013 Incentive Compensation Plan may not receive awards for more than 53,384 shares of our common stock in any calendar year. Such share limitation is subject to adjustment, from time to time, for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.

  General Provisions

  Change in Control

        In the event the company should experience a change in control, the following provisions will be in effect for all outstanding awards under the discretionary grant, stock issuance and incentive bonus programs:

  (i)
  Unless otherwise provided in an award agreement, each outstanding award may upon a change in control be assumed or otherwise continued in effect by the successor corporation or replaced with a comparable incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and concurrent payout of that value in accordance with the same vesting schedule in effect for that award. In the absence of such assumption, continuation or replacement of the award, the award will accelerate in full upon the change in control, except to the extent the acceleration of the award is subject to other limitations imposed by the plan administrator or the underlying award agreement.

  (ii)
  Should an outstanding award be subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in control transaction, the performance vesting condition will terminate, and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminus with the portion of the performance period (and any subsequent service-vesting component that was part of the original award) remaining at the time of the change in control.

  (iii)
  The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual's service with the company or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

  (iv)
  The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

  (v)
  Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2013 Incentive Compensation Plan in the event of (a) the closing of a merger or the sale of all or substantially all of the company's assets, other than a merger in which a person or group of related persons acquires fifty percent (50%) or less of the total combined voting power of the company's outstanding securities, (b) the occurrence of any transaction or series of related transactions pursuant to which any person or group of related persons acquires directly or indirectly beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the company's outstanding securities or (c) a change in a majority of the membership of the Board over a period of thirty-six (36) months or less that is not approved by the current membership of the Board or their approved successors; provided, however, that with respect to any award which is subject to Section 409A of the Code and for which the change in control would otherwise constitute a payment-triggering event for purposes of Section 409A of the Code, no event will constitute a change in control under the 2013 Incentive Compensation Plan unless such event qualifies as a change in control under Section 409A of the Code and the regulations promulgated thereunder.

        The plan administrator's authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m) of the Code, even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m) of the Code.

  Changes in Capitalization

        In the event of any merger, reorganization, consolidation, stock split, reverse stock split, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the common stock or the value thereof (including, without limitation, a change in control transaction), then equitable adjustments will be made by the plan administrator to the 2013 Incentive Compensation Plan and to awards in such manner as the plan administrator deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in (i) the maximum number and/or class of securities issuable under the 2013 Incentive Compensation Plan, (ii) the maximum number and/or class of securities that may be issued under the 2013 Incentive Compensation Plan pursuant to incentive stock options, (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the discretionary grant program or under the stock issuance and incentive bonus programs per calendar year, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding award under the discretionary grant program (including, if the plan administrator deems appropriate, the substitution of similar stock options to purchase the shares of, or other awards denominated in the shares of, another company), (v) the number and/or class of securities subject to each outstanding award under the stock issuance program and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of common stock and (vii) the number and/or class of securities subject to our outstanding repurchase rights under the 2013 Incentive Compensation Plan and the repurchase price payable per share. Any such adjustments will be final, binding and conclusive.

  Valuation

        The fair market value per share of our common stock on any relevant date under the 2013 Incentive Compensation Plan will be deemed to be equal to the closing selling price per share on such date on the national stock exchange serving as the primary market for our common stock at that time.

  Stockholder Rights and Transferability

        No optionee has any stockholder rights with respect to the stock option shares until such optionee has exercised the stock option and paid the exercise price for the purchased shares. The holder of a stock appreciation right does not have any stockholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of the shares of our common stock issued upon such exercise. Stock options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the stock option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory stock options under the 2013 Incentive Compensation Plan so that those stock options will be transferable during optionee's lifetime by a gratuitous transfer to one or more members of the optionee's family or to a trust established for the optionee and/or one or more such family members or to the optionee's former spouse pursuant to a domestic relations order. Stand-alone stock appreciation rights, unvested shares of common stock, performance shares, restricted stock units, cash awards, performance units and stand-alone dividend equivalent rights are subject to the same transferability restrictions applicable to non-statutory stock options.

        A participant has full stockholder rights with respect to any shares of our common stock issued to him or her under the stock issuance program, whether or not those shares are vested. A participant does not have any stockholder rights with respect to the shares of our common stock subject to a performance share or restricted stock unit award until that award vests and the underlying shares of common stock are actually issued. However, dividend equivalent rights may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding performance share or restricted stock unit awards, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend equivalent rights relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying award vests and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

  Special Tax Election

        The plan administrator may structure one or more awards so that shares of our common stock may be used as follows to satisfy all or part of the withholding taxes to which such holders of those awards may become subject in connection with the issuance, exercise, vesting or settlement of those awards:

  •
  We will automatically withhold, from the shares of common stock otherwise issuable upon the issuance, exercise, vesting or settlement of such award, a portion of those shares with an aggregate fair market value equal to the applicable withholding taxes. The shares so withheld will reduce the number of shares of common stock authorized for issuance under the 2013 Incentive Compensation Plan in accordance with the applicable reduction parameters in effect under the 2013 Incentive Compensation Plan. The number of shares of common stock which may be so withheld shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

  •
  The holder of the award may be given the right to deliver to us, at the time of the issuance, exercise, vesting or settlement of such award, one or more shares of our common stock previously acquired by such individual with an aggregate fair market value equal to all or a portion of the required withholding taxes.

  Deferral Programs

        One or more of the following deferral programs may be implemented under the 2013 Incentive Compensation Plan:

  (i)
  The plan administrator may structure one or more awards under the stock issuance or incentive bonus programs so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

  (ii)
  The plan administrator may implement a non-employee Board member retainer fee deferral program that allows the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until a permissible date or event under Internal Revenue Code Section 409A.

  (iii)
  To the extent we maintain one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of our common stock, the plan administrator may authorize the share reserve under the 2013 Incentive Compensation Plan to serve as the source of any shares of common stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the 2013 Incentive Compensation Plan will be reduced on a share-for-one share basis for each share of common stock issued under the 2013 Incentive Compensation Plan in settlement of the deferred compensation owed under those separate arrangements.

  Amendment and Termination

        Our Board of Directors may amend or modify the 2013 Incentive Compensation Plan at any time; provided, however, that stockholder approval will be required for any amendment which would (i) materially increase the number of shares of common stock authorized for issuance under the 2013 Incentive Compensation Plan (other than in connection with certain changes as defined in the "Changes in Capitalization" section above), (ii) materially increase the benefits accruing to participants, (iii) materially expand the class of individuals eligible to participate in the 2013 Incentive Compensation Plan, (iv) expand the types of awards which may be made under the 2013 Incentive Compensation Plan, (v) extend the term of the 2013 Incentive Compensation Plan, (vi) reduce or limit the scope of the prohibition on repricing programs set forth in the 2013 Incentive Compensation Plan or otherwise eliminate such prohibition or (vii) effect any other change or modification for which stockholder approval is required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our common stock is at the time primarily traded.

  United States Federal Income Tax Consequences

        Non-statutory Stock Options.    Non-statutory stock options granted under the 2013 Incentive Compensation Plan will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option's exercise price and the fair market value of the shares on the exercise date. FTD will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

        Incentive Stock Options.    An employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of FTD from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee's alternative minimum tax in the year of exercise. If the employee holds the shares of our common stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, FTD will not deduct any amount in connection with the ISO.

        If an employee exercises an ISO but engages in a "disqualifying disposition" by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any further gain will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, FTD will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee as a business expense in the year of the disqualifying disposition.

        SARs.    To the extent that the requirements of the Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by the SAR, payments made in stock or cash are normally includable in the employee's gross income for regular income tax purposes. FTD will be entitled to deduct the same amount as a business expense in the same year. In the case of payments in stock, the includable amount and corresponding deduction each equal the fair market value of the shares on the date of exercise.

        Restricted Stock.    The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to a substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the stock. The employee may, however, make an election to include the value of the shares in gross income in the year of grant despite such restrictions. Generally, FTD will be entitled to deduct the fair market value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.

        Restricted Stock Units/Deferred Stock Units/Other Stock-Based Awards/Incentive Awards.    Any cash payments or the fair market value of any common stock or other property an employee receives in connection with restricted stock units, deferred stock units, other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or as actual payments of dividends on restricted stock are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, FTD will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

        Deferred Compensation.    Any deferrals made under the 2013 Incentive Compensation Plan, including awards granted under the plan, that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments and distributions. FTD intends to structure any deferrals and awards under the 2013 Incentive Compensation Plan to meet the applicable tax law requirements.

        Deductibility of Executive Compensation.    We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory stock options or stock appreciation rights or the disqualifying disposition of incentive stock option shares will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to stock options and stock appreciation rights granted under the 2013 Incentive Compensation Plan will remain deductible by us without limitation under Section 162(m) of the Code. However, any compensation deemed paid by us in connection with shares issued under the stock issuance program or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash qualifies as qualified performance-based compensation.

        Other Tax Consequences.    The foregoing discussion does not address the possible tax consequences under local, state, or foreign tax laws. State tax consequences may in some cases differ from those described above. Awards under the 2013 Incentive Compensation Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

  Other Information

        The 2013 Incentive Compensation Plan became effective on September 30, 2013, upon approval by United Online, our then sole stockholder. No awards will be made under the 2013 Incentive Compensation Plan after November 1, 2023. Any awards granted before November 1, 2023 may extend beyond that date. The 2013 Incentive Compensation Plan provides that, except as provided in the applicable award agreement or otherwise required by law, an award may not be transferred or assigned except in the event of the participant's death. In no event may any award be transferred in exchange for consideration. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Compensation Committee, provided that no amendment may materially and adversely affect an award without the award recipient's consent, except as necessary to comply with applicable law or avoid adverse tax consequences to some or all plan participants. Other than with respect to stock options, unearned performance shares and SARs, awards under the 2013 Incentive Compensation Plan may earn dividends or dividend equivalents, as determined by the Compensation Committee.

        The following table provides information as of December 31, 2013 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

	A		B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity Compensation Plans Approved by Stockholders(1)	212,162	(3)	$32.04	1,012,233	(5)(6)
Equity Compensation Plans Not Approved by Stockholders	—		—	—

Total	212,162			1,012,233

(1)
Approved by United Online prior to the Separation.

(2)
This column reflects the aggregate number of shares of our common stock to be issued upon the exercise of options outstanding as of December 31, 2013.

(3)
The calculation in this column does not take into account 531,975 shares of our common stock underlying outstanding restricted stock units as of December 31, 2013. Such shares will be issued at the time the restricted stock units vest, without any cash consideration payable for those shares.

(4)
Excludes purchase rights outstanding under the 2013 FTD Companies, Inc. 2013 Amended and Restated Employee Stock Purchase Plan (the "2013 ESPP"). Under the 2013 ESPP, each eligible employee may purchase up to 1,001 shares of our common stock at semi-annual intervals on the last business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the purchase date.

(5)
As of December 31, 2013, 611,854 shares of our common stock remained available for issuance under the 2013 Incentive Compensation Plan. The shares available for issuance under the 2013 Incentive Compensation Plan may be issued upon the exercise of stock options or stock appreciation rights granted under such plan, or those shares may be issued through direct stock issuances or pursuant to restricted stock awards or restricted stock units that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. Shares may also be issued as a bonus for services rendered to the company, without any cash payment required from the recipient.

(6)
As of December 31, 2013, 400,379 shares of our common stock remained subject to a right of purchase under the 2013 ESPP.

Vote Required

        The affirmative vote of the majority of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote is required to approve the material terms for performance-based awards under the 2013 Incentive Compensation Plan.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the approval of the material terms for performance-based awards under the 2013 Incentive Compensation Plan.

 OTHER MATTERS

        We do not know of any matters to be presented at the 2014 annual meeting of stockholders other than those mentioned in this proxy statement. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

 OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 17, 2014 by (i) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our common stock, (ii) each of our directors and nominees for director, (iii) each named executive officer (as listed in the Summary Compensation Table, which appears later in this proxy statement) and (iv) all current directors and executive officers as a group. Except for shares of our common stock held in brokerage accounts that may, from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership(1)
5% Stockholders:
RS Investment Management Co. LLC(2)	2,221,450	11.7%
BlackRock, Inc.(3)	1,726,878	9.1%
Dimensional Fund Advisors LP(4)	1,354,564	7.2%
The Vanguard Group Inc.(5)	1,127,997	6.0%
Litespeed Management, L.L.C.(6)	1,109,409	5.9%
Keeley Asset Management Corp.(7)	1,106,270	5.8%
Directors and Named Executive Officers:
Robert S. Apatoff(8)	153,875	*
James T. Armstrong(9)	19,165	*
Tracey L. Belcourt(10)	1,173	*
Robert Berglass(11)	10,984	*
Joseph W. Harch(12)	2,068	*
Dennis Holt(12)	5,914	*
Michael J. Silverstein(13)	1,229	*
Becky A. Sheehan	19,028	*
Rhys J. Hughes	11,228	*
All current directors and executive officers as a group (12 persons)(14)	239,802	1.3%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Based on 18,922,398 shares of our common stock outstanding on April 17, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days after April 17, 2014 and shares issuable within 60 days after April 17, 2014 pursuant to outstanding restricted stock units awarded under the 2013 Incentive Compensation Plan are deemed outstanding for computing the percentage ownership of the person or entity holding such securities but are not outstanding for computing the percentage ownership of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515.

(2)
This information is derived solely from Amendment No. 1 to Schedule 13G of RS Investment Management Co. LLC, filed February 26, 2014. The Schedule 13G reported that The RS Investment Management Co. LLC has sole voting power with respect to 2,168,970 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for RS Investment Management Co. LLC is One Bush Street, Suite 900, San Francisco, California 94104.

(3)
This information is derived solely from the Schedule 13G of BlackRock, Inc., filed February 18, 2014. The Schedule 13G reported that BlackRock, Inc. has sole voting power with respect to 1,650,454 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(4)
This information is derived solely from the Schedule 13G of Dimensional Fund Advisors LP, filed February 10, 2014. The Schedule 13G reported that Dimensional Fund Advisors LP has sole voting power with respect to 1,332,353 of the reported shares and sole dispositive power with respect to all of the reported shares. The Schedule 13G also reported that Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the "Funds"). It further provided that the reported shares are owned by the Funds, and Dimensional Fund Advisors LP and its subsidiaries disclaim beneficial ownership thereof. The address for Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)
This information is derived solely from the Schedule 13G of The Vanguard Group, Inc., filed February 11, 2014. The Schedule 13G reported that The Vanguard Group, Inc. has sole voting power with respect to 28,816 of the reported shares, sole dispositive power with respect to 1,100,281 of the reported shares and shared dispositive power with respect to 27,716 of the reported shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(6)
This information is derived solely from the Schedule 13G of Litespeed Management, L.L.C, filed January 13, 2014. The Schedule 13G reported beneficial ownership through Litespeed Management, L.L.C., Litespeed Master Fund, Ltd. and Jamie Zimmerman, each of which had shared voting and dispositive power with respect to all of the reported shares. The address for Litespeed Management, L.L.C. is 237 Park Avenue, Suite 900, New York, New York 10017.

(7)
This information is derived solely from the Schedule 13G of Keeley Asset Management Corp., filed February 7, 2014. According to the Schedule 13G, Keeley Asset Management Corp. had sole voting power with respect to 1,060,560 of the reported shares and sole dispositive power with respect to all of the reported shares. According to Schedule 13G, John L. Keeley Jr. had neither sole nor shared voting nor dispositive power over the 510 shares beneficially owned by him. The address for Keeley Asset Management Corp. is 111 West Jackson, Suite 810, Chicago, Illinois 60604.

(8)
Includes (1) 40,109 shares of our common stock owned by Mr. Apatoff; (2) 20,346 shares held in a tenancy in common ownership arrangement between the Robert S. Apatoff 2007 Living Trust (of which Mr. Apatoff is the sole trustee and sole beneficiary during his lifetime) and the Vicki G. Apatoff 2007 Living Trust (of which Mr. Apatoff's spouse is the sole trustee and sole beneficiary during her lifetime); and (3) 93,420 shares of our common stock subject to options that are currently exercisable or that will become exercisable within 60 days after April 17, 2014.

(9)
Mr. Armstrong has shared voting and investment power over the shares of our common stock reflected in the table and disclaims beneficial interest of such shares of our common stock except to the extent of his beneficial ownership in Clearstone Venture Management Services. Includes 2,068 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 17, 2014.

(10)
Includes 1,173 shares of our common stock subject to restricted stock units what will vest and become issuable within 60 days after April 17, 2014.

(11)
Includes (1) 7,846 shares of our common stock owned by Mr. Berglass and (2) 600 shares held by the 1998 Robert H. Berglass Living Trust dated July 8, 1998, over which Mr. Berglass exercises voting power, as trustee. Includes 2,538 shares of our common stock subject to restricted stock units what will vest and become issuable within 60 days after April 17, 2014.

(12)
Includes 2,068 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 17, 2014.

(13)
Includes 1,229 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 17, 2014.

(14)
Includes 4,338 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 17, 2014.

        The following table shows the number of shares of our common stock that are subject to outstanding restricted stock units held by our directors and executive officers as of April 17, 2014 but that are not otherwise scheduled to vest and become issuable within the 60-day period measured from April 17, 2014. Each restricted stock unit entitles the director or executive officer to one share of common stock at the time of vesting. The restricted stock units generally vest over a one- to four-year period of continued service with us.

Directors and Executive Officers	Aggregate Number of Shares Subject to RSUs
Robert S. Apatoff	128,518
James T. Armstrong	—
Tracey L. Belcourt	—
Robert Berglass	—
Joseph W. Harch	—
Dennis Holt	—
Michael J. Silverstein	—
Becky A. Sheehan	48,367
Rhys J. Hughes	27,018
Other Executive Officers	47,696

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following table sets forth certain information regarding all our executive officers as of April 17, 2014:

Name	Age	Positions
Robert S. Apatoff	55	President, Chief Executive Officer and Director
Becky A. Sheehan	47	Executive Vice President and Chief Financial Officer
Scott D. Levin	52	Executive Vice President, General Counsel and Secretary
Rhys J. Hughes	45	President, Interflora British Unit
Tom D. Moeller	50	Executive Vice President, Florists' Transworld Delivery, Inc.
Lawrence B. Plawsky	46	Senior Vice President, FTD.COM Inc.

        The following is a brief description of the capacities in which each of the executive officers has served during the past five or more years. The biography for Mr. Apatoff appears earlier in this proxy statement under the heading "Proposal One: Election of Directors."

        Becky A. Sheehan has been our Executive Vice President and Chief Financial Officer since November 2013. Ms. Sheehan joined FTD Group, Inc. in July 2006 as Executive Vice President, Chief Financial Officer. Prior to joining FTD Group, Inc., she was an Audit Partner with Deloitte and had 19 years of experience in public accounting with both Deloitte and Arthur Andersen. At Deloitte, Ms. Sheehan served as the leader of the Consumer Business and Manufacturing Audit Practice for the Chicago office. Prior to joining Deloitte, Ms. Sheehan was a partner with Arthur Andersen. She is a certified public accountant and received her Bachelor's degree in accounting from Illinois State University.

        Scott D. Levin has been our Executive Vice President and General Counsel since September 2013 and was appointed Secretary on November 1, 2013. Mr. Levin was the Chief Legal Officer and Secretary of Coskata, Inc., a renewable fuels and chemicals production company, from 2012 to September 2013. From 2007 to 2012, Mr. Levin was Senior Vice President, General Counsel and Secretary for Morton's Restaurant Group, Inc., which was a publicly held restaurant holding company during that time. Prior to that, Mr. Levin held General Counsel positions at Torex Retail Americas (a global technology solutions provider) and OurHouse, Inc. (the home improvement e-commerce business for Ace Hardware Corporation). From 1996 to 1999, Mr. Levin served as Vice President and General Counsel of FTD, Inc. Mr. Levin also worked at Schulte Roth & Zabel LLP in New York City where he practiced in the mergers and acquisitions, securities and finance areas. Mr. Levin earned a J.D. from The National Law Center at George Washington University and a Bachelor's degree from Boston College.

        Rhys J. Hughes is the head of our International Division and was appointed President of Interflora British Unit in May 2008, having previously spent two years as Chief Operating Officer. He joined Interflora in 2001 as Finance Director. Prior to joining Interflora, Mr. Hughes held senior financial roles with Boots Opticians and Vision Express. He is a Chartered Accountant, having qualified with KPMG in Nottingham, where he spent most of his time in audit services. He received a First Class Honours degree in industrial economics from Nottingham University.

        Tom D. Moeller is the head of our Florist Division and has been with FTD since April 2010. He joined FTD as Executive Vice President, Florists' Transworld Delivery, Inc. from the William Wrigley Jr. Company, where he served as Global Chief Customer Officer since 2007 and as Vice President, U.S. Customer Sales and Support from 2001 to 2007. Prior to Wrigley, Mr. Moeller served as General Manager at Schering-Plough HealthCare, responsible for their Wal-Mart and Alternative Trade Channel businesses. Before joining Schering-Plough, he spent 12 years at Nabisco, Inc. in various sales and customer marketing roles. Mr. Moeller has had over 25 years of experience in consumer packaged goods. He is a graduate of Wartburg College and continued his executive education at Northwestern University and Cornell University.

        Lawrence B. Plawsky is the head of our Consumer Division and joined FTD in January 2010 as Senior Vice President of Marketing and was promoted to Senior Vice President of FTD.COM Inc. in September 2012. Prior to joining FTD he served as Vice President of Marketing at Beam Global Spirits and Wine ("Beam"), a premium distilled spirits company. Prior to Beam, Mr. Plawsky held senior marketing and management roles at Servicemaster / WeServeHomes.com and at Procter & Gamble. He holds an M.B.A. from the Kellogg School of Management at Northwestern University and a B.S. in business administration from Washington University, where he graduated with honors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Executive officers, directors and greater-than-10% beneficial owners are required to furnish us with copies of all of the forms that they file.

        Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2013, our officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act filed on a timely basis all reports required of them under Section 16(a) so that there were no late filings of any Form 3 or Form 5 reports or late Form 4 filings with respect to transactions relating to our common stock.

Summary of Cash and Certain Other Compensation

        FTD is an "emerging growth company," as defined under the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, under SEC rules, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to emerging growth companies.

        The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and each of our two other most highly compensated executive officers for the fiscal years ended December 31, 2013 and 2012. The listed individuals are sometimes referred to herein as the "named executive officers."

Name and Principal Position	Year	Salary(2)	Bonus(3)	Stock Awards(4)		Stock Option Awards(5)	Non-Equity Incentive Plan Compensation		All Other Compensation (7)(8) (9)(10)(11)	Total
Robert S. Apatoff	2013	$643,846	$75,000	$3,145,736	(12)	$1,113,340	$574,453	(6)	$19,187	$5,571,562
President, Chief Executive Officer and Director	2012	$630,000	—	$506,000		—	$587,038	(6)	$19,341	$1,742,379
Becky A. Sheehan	2013	$434,439	$350,000	$900,265	(12)	$289,462	—		$3,825	$1,977,991
Executive Vice President and Chief Financial Officer	2012	$421,270	$260,000	$227,770		—	—		$3,750	$912,790
Rhys J. Hughes (1)	2013	$267,552	$380,685	$268,632		—	—		$50,058	$966,927
President, Interflora British Unit	2012	$262,994	$381,451	$227,700		—	—		$48,143	$920,288

(1)
Mr. Hughes is the President of our Interflora division in the U.K. All amounts shown in the table are in U.S. Dollars and have been translated from British Pounds using average rates for the applicable periods.

(2)
The salaries reflected in the Summary Compensation Table may be subject to future increase at the discretion of FTD's Board of Directors. The base salary level, once increased, becomes the new minimum base salary. The amount reported as base salary in the Summary Compensation Table also includes the portion deferred under our 401(k) plan, a tax-qualified deferred compensation plan.

(3)
Represents discretionary year-end cash bonus awards made to our named executive officers and, in 2013, cash bonus awards of $75,000 related to the Separation to Mr. Apatoff and Ms. Sheehan and, in each of 2013 and 2012, bonus payments of £143,000 to Mr. Hughes under the terms of his service agreement.

(4)
Amounts reflect the aggregate grant-date fair value of the stock awards made in the applicable fiscal year. The grant-date fair values are, in each instance, calculated in accordance with ASC 718 and do not take into account estimated forfeitures relating to service-based vesting requirements. For information regarding the assumptions underlying the ASC 718 valuation of our equity awards made in 2013, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K for that period.

(5)
Amounts reflect the aggregate grant-date fair value of one-time stock option awards granted to Mr. Apatoff and Ms. Sheehan in recognition of the successful completion of the Separation and Mr. Apatoff's and Ms. Sheehan's positions as President and Chief Executive Officer and Chief Financial Officer, respectively, of FTD as a stand-alone public company. The grant-date fair values are, in each instance, calculated in accordance with ASC 718 and do not take into account estimated forfeitures relating to service-based vesting requirements. For information regarding the assumptions underlying the ASC 718 valuation of our equity awards made in 2013, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K for that period.

(6)
Represents performance-based cash bonuses paid pursuant to non-equity incentive compensation plans originally established by United Online.

(7)
Includes a matching contribution we made to the 401(k) plan on behalf of each participating named executive officer, other than Mr. Hughes, in an amount not to exceed the lesser of (1) 25% of the participating officer's contribution, and (2) 25% of the first 6% of the participating officer's eligible compensation, as determined under such plan. See Note 10 below for the dollar amount of the matching contributions included in the "All Other Compensation" column of the Summary Compensation Table.

(8)
The restricted stock units held by our named executive officers, other than those held by Mr. Hughes, contain dividend equivalent rights. Pursuant to those rights, such named executive officer will receive, as dividends or other distributions are declared and paid on our outstanding shares of common stock, an additional payment equal to each dividend or distribution which would have been paid on the shares of common stock underlying those units had such shares been issued and outstanding at the time that dividend or distribution was made to our stockholders. The payment will be made in the same form and at the same time as the actual dividend or distribution is made to stockholders. United Online historically paid dividends to holders of its common stock, however, as indicated in the Form 10, we do not currently intend to pay any cash dividends.

The payments received by the named executive officers in the 2013 fiscal year pursuant to the dividend equivalent rights pertaining to United Online restricted stock units are not included as part of their compensation in the "All Other Compensation" column for the 2013 fiscal year, and payments made in the immediately prior fiscal year pursuant to such dividend equivalent rights were not included in the "All Other Compensation" column for that year. The aggregate amount received by each of the named executive officers for the last two fiscal years pursuant to dividend equivalent rights associated with United Online restricted stock unit awards was as follows:

	Year Ended December 31,
Name	2013	2012
Robert S. Apatoff	$50,333	$93,500
Becky A. Sheehan	$32,625	$45,750
Rhys J. Hughes	$—	$—
(9)
We provide medical and dental coverage to our U.S. employee base. For Mr. Apatoff, we paid the portion of the insurance premiums for such coverage that otherwise would have been payable by him as required employee contributions (the "basic insurance coverage premiums"). In addition, we also provided supplemental medical and dental coverage to Mr. Apatoff under the Exec-U-Care plan. The annual per participant membership fee we paid under the Exec-U-Care plan was $250 and included the premium for an accidental death and dismemberment insurance policy with up to $100,000 in coverage. These incremental benefits terminated prior to the Separation. See Note 10 below for the aggregate dollar amount of the basic insurance coverage premiums, the medical and dental benefits provided through the Exec-U-Care plan, together with the $250 annual membership fee for such plan that is included in the "All Other Compensation" column of the Summary Compensation Table.

(10)
The table below sets forth the various items included in the "All Other Compensation" column for the 2013 fiscal year for Mr. Apatoff and Ms. Sheehan:

Name	401(k) Matching Contribution	Medical/ Dental Benefits	Total
Robert S. Apatoff	$3,825	$15,362	$19,187
Becky A. Sheehan	$3,825	$—	$3,825

The table below sets forth the various items included in the "All Other Compensation" column for the 2012 fiscal year for Mr. Apatoff and Ms. Sheehan

Name	401(k) Matching Contribution	Medical/ Dental Benefits	Total
Robert S. Apatoff	$3,750	$15,591	$19,341
Becky A. Sheehan	$3,750	$—	$3,750
(11)
The table below sets forth the various items included in the "All Other Compensation" column for the 2013 fiscal year for Mr. Hughes, which includes the cost of a leased company car, including fuel and maintenance and repair costs; pension plan contributions; and medical benefits:

Name	Company Vehicle	Pension Plan Contributions	Medical Benefits	Total
Rhys J. Hughes	$25,320	$21,389	$3,349	$50,058

The table below sets forth the various items included in the "All Other Compensation" column for the 2012 fiscal year for Mr. Hughes:

Name	Company Vehicle	Pension Plan Contributions	Medical Benefits	Total
Rhys J. Hughes	$24,396	$21,040	$2,707	$48,143
(12)
Amounts shown include the value of one-time stock awards granted to Mr. Apatoff and Ms. Sheehan in recognition of the successful completion of the Separation and Mr. Apatoff's and Ms. Sheehan's positions as President and Chief Executive Officer and Chief Financial Officer, respectively, of FTD as a stand-alone public company.

        The following table provides certain summary information concerning outstanding FTD equity awards held by the named executive officers as of December 31, 2013.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units That Have Not Vested(2)
Robert S. Apatoff	2/15/2011	62,278	31,142	(3)	$26.42	2/14/2021	2/29/2012	17,795	(5)	$579,761
	11/8/2013	—	78,267	(4)	$31.04	11/7/2023	3/6/2013	32,031	(6)	$1,043,570
							11/8/2013	78,267	(7)	$2,549,939
Becky A. Sheehan	11/8/2013	—	20,349	(4)	$31.04	11/7/2023	2/15/2010	3,003	(8)	$97,838
							2/15/2011	6,006	(9)	$195,675
							2/29/2012	9,009	(10)	$293,513
							3/6/2013	12,012	(11)	$391,351
							11/8/2013	20,349	(12)	$662,970
Rhys J. Hughes							2/15/2010	2,670	(13)	$86,989
							2/15/2011	6,006	(9)	$195,675
							2/29/2012	9,009	(10)	$293,513
							3/6/2013	12,012	(11)	$391,351

(1)
Each such unvested FTD stock option or unvested FTD restricted stock unit award will vest, in whole or in part, on an accelerated basis upon the occurrence of certain events, as described elsewhere in this proxy statement.

(2)
The valuations are based on the $32.58 closing price per share of FTD common stock on December 31, 2013.

(3)
The remaining unexercisable stock options will vest in full upon the named executive officer's completion of service with us over the one-year period measured from February 15, 2013.

(4)
The remaining unexercisable stock options will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three-year period measured from November 8, 2013.

(5)
Reflects an FTD restricted stock unit award covering a total of 26,692 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two-year period measured from February 15, 2013.

(6)
Reflects an FTD restricted stock unit award covering a total of 32,031 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three-year period measured from February 15, 2013.

(7)
Reflects an FTD restricted stock unit award covering a total of 78,267 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three-year period measured from November 8, 2013.

(8)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in full upon the named executive officer's completion of the year of service with us over the period measured from February 15, 2013.

(9)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two-year period measured from February 15, 2013.

(10)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three-year period measured from February 15, 2013.

(11)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of four successive equal annual installments upon the named executive officer's completion of each year of service with us over the four-year period measured from February 15, 2013.

(12)
Reflects an FTD restricted stock unit award covering a total of 20,349 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three-year period measured from November 8, 2013.

(13)
Reflects an FTD restricted stock unit award covering a total of 10,677 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in full upon the named executive officer's completion of the year of service with us over the period measured from February 15, 2013.

Employment agreements and Potential payments upon termination or change in control

  Employment Agreements

        Robert S. Apatoff. Mr. Apatoff is party to an employment agreement with FTD, which provides for a minimum base salary of $730,000 and a target bonus of up to 100% of annual base salary. The employment agreement also provides that if his employment is terminated without cause, or he resigns for good reason, in connection with, or within 24 months following, a change in control of FTD as defined in his employment agreement, then his outstanding equity awards will vest in full. If his employment is terminated without cause, or he resigns for good reason, other than in connection with, or within 24 months following, a change in control, then he will receive an additional 12 months of vesting credit under his outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period. If Mr. Apatoff's employment is terminated without cause, or he resigns for good reason, whether or not in connection with a change in control, then he will be entitled to a severance payment, payable in 12 equal monthly installments (or in a lump sum in the case of a change in control separation), in an aggregate amount equal to two times his then-current annual rate of base salary. He will also be entitled to any earned but unpaid bonus for the fiscal year preceding his termination and a prorated bonus for the year of termination based on the actual level of performance goal attainment or, in the case of an involuntary termination during the same year as the change in control event, based on his target bonus for such year. As consideration for such severance benefits,

Mr. Apatoff agreed to a 12-month non-competition agreement and to provide us with a standard release of claims. If Mr. Apatoff's employment is terminated due to his death or disability, then he will receive an additional 12 months of vesting credit under his outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period.

        Becky A. Sheehan. Ms. Sheehan is party to an employment agreement with FTD, which provides for a minimum base salary of $438,152 and a target bonus of up to 100% of annual base salary. The employment agreement also provides that if her employment is terminated without cause, or she resigns for good reason, in connection with, or within 24 months following, a change in control of FTD as defined in her employment agreement, then her outstanding equity awards will vest in full. If her employment is terminated without cause, or she resigns for good reason, other than in connection with, or within 24 months following, a change in control, then she will receive an additional 12 months of vesting credit under her outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period. If Ms. Sheehan's employment is terminated without cause, or she resigns for good reason, whether or not in connection with a change in control, then she will be entitled to a severance payment, payable in 12 equal monthly installments (or in a lump sum in the case of a change in control separation), in an aggregate amount equal to two times her then-current annual rate of base salary. She will also be entitled to any earned but unpaid bonus for the fiscal year preceding her termination and a prorated bonus for the year of termination based on the actual level of performance goal attainment or, in the case of an involuntary termination during the same year as the change in control event, based on her target bonus for such year. As consideration for such severance benefits, Ms. Sheehan agreed to a 12-month non-competition agreement and to provide us with a standard release of claims. If Ms. Sheehan's employment is terminated due to her death or disability, then she will receive an additional 12 months of vesting credit under her outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period.

        Rhys J. Hughes. Mr. Hughes is party to a service agreement with Interflora Holdings Limited, which generally requires six months' notice of termination of employment. The service agreement also provides that if his employment is terminated before June 1, 2014, in circumstances under which he is qualified as a "good leaver" pursuant to the terms of the service agreement, he will be entitled to a prorated portion of the remaining unpaid aggregate balance of his cliff bonus. Mr. Hughes agreed to a 6-month non-competition and non-solicitation provision under his service agreement.

  Potential Payments upon Termination or Change in Control

  Termination of Employment (With and Without Change in Control)

        We currently have employment agreements in place with Messrs. Apatoff and Hughes and Ms. Sheehan that would entitle them to severance payments upon termination of employment. Assuming the employment of our executive officers was terminated by us without cause or they resigned for good reason (in the absence of a change in control) on December 31, 2013, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $3,754,182, $266,933 and $1,774,091, respectively. Assuming the employment of our executive officers was terminated by us without cause or they resigned for good reason (in connection with a change in control) on December 31, 2013, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $6,675,636, $1,234,462 and $2,548,989, respectively. For information on the severance benefits the executives are entitled to in the event of a termination of employment, under their employment agreements, see "—Employment Agreements."

  Equity Acceleration

        Under the 2013 Incentive Compensation Plan, all outstanding options and restricted stock units under our stock plans will immediately vest upon a change in control, to the extent they are not assumed or otherwise continued in effect by the successor entity or replaced with an incentive compensation program that preserves the intrinsic value of the award at that time and provides for the subsequent vesting and concurrent payout of that value in accordance with the pre-existing vesting schedules for those awards.

        If the named executive officers' outstanding equity awards were not continued or assumed by the successor entity or replaced with a comparable incentive compensation program, thereby triggering the accelerated vesting of those awards, following a change in control on December 31, 2013, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $4,485,636, $967,528 and $1,672,685 respectively, as a result of the vesting of their unvested equity awards. These amounts are included above under "—Termination of Employment (With and Without Change in Control)" in the amounts our executive officers would have received assuming their employment was terminated by us without cause or they resigned for good reason in connection with a change in control on December 31, 2013.

        If Mr. Apatoff's or Ms. Sheehan's employment terminated due to death or disability on December 31, 2013, their employment agreements provide that they would receive an additional 12 months of vesting credit under their outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period, and Mr. Apatoff and Ms. Sheehan would be entitled to $1,719,745 and $622,787, respectively. Mr. Hughes is not entitled to the acceleration of his equity awards in the event of his death or disability.

        The acceleration of all equity awards is calculated based on the closing price of our common stock on December 31, 2013, which was $32.58 per share.

 RELATED-PARTY TRANSACTIONS

Related-Party Transactions Policies and Procedures

        Pursuant to our Code of Ethics, without full disclosure and prior written approval, our executive officers and directors are not permitted to make any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest. Our executive officers and directors are required to make such disclosure to, and receive the prior written approval of, our General Counsel and the Chair of the Audit Committee, or such other individual or committee of the Board of Directors as may be designated by the Board of Directors with respect to any related-party transactions. A current copy of the Code of Ethics is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." In addition, each year, our directors and executive officers are required to complete Director and Officer Questionnaires that, among other things, identify any potential related-party transactions. Our Board of Directors determines, on an annual basis, which members of our Board meet the definition of an independent director as defined in Rule 4200 of the NASDAQ Marketplace Rules.

        Pursuant to our Audit Committee's written charter, our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving any potential related-party transactions which could be required to be disclosed under Item 404 of Regulation S-K, unless such transactions have been approved by a comparable committee of the Board of Directors or the Board of Directors as a whole. A copy of the Audit Committee's written charter is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." Under Item 404 of Regulation S-K, a related-party transaction is defined as any transaction or proposed transaction in which the company was or is to be a participant and the amount involved exceeds $120,000 in a fiscal year, and in which any of the following had or will have a direct or indirect material interest: the company's directors, director nominees, executive officers, greater than five percent beneficial owners or any immediate family member of any of the foregoing. In the course of the Audit Committee's review to approve or disapprove related-party transactions, the Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the related party's relationship to us; the nature of the party's interest in the transaction; the benefits to us; the availability of other sources of comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related-party transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders.

        The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related-party transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it would be impractical or undesirable to wait until the next scheduled Audit Committee meeting, approval will be sought from the chairperson of the Audit Committee between meetings, provided the chairperson or his immediate family member is not the related party. If a related-party transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Agreements with United Online

        As a part of the Separation, we entered into a Separation and Distribution Agreement and several other agreements with United Online. These agreements provide for the allocation between the company and United Online of certain assets, liabilities and obligations of United Online and its subsidiaries and govern the relationship between United Online and the company.

        In addition to the Separation and Distribution Agreement, the other principal agreements entered into with United Online include:

  •
  a Tax Sharing Agreement;

  •
  a Transition Services Agreement; and

  •
  an Employee Matters Agreement.

        The summaries of these agreements set forth below are qualified in their entirety by reference to the full text of the applicable agreements, which are included as exhibits to amendment no. 6 to the Form 10, filed with the SEC on September 30, 2013.

  Separation and Distribution Agreement

        The Separation and Distribution Agreement contained the key provisions relating to the Separation of our businesses from United Online. It also contained other agreements that govern certain aspects of our relationship with United Online that have continued after the completion of the Separation. For purposes of the Separation and Distribution Agreement: (1) the "FTD Entities" mean FTD and each of FTD's subsidiaries, and (2) the "UOL Entities" mean United Online and each of United Online's subsidiaries other than the FTD Entities.

  Transfer of Assets and Assumption of Liabilities

        The Separation and Distribution Agreement allocated the assets and liabilities of United Online and its subsidiaries between the FTD Entities and the UOL Entities and described when and how any required transfers and assumptions of assets and liabilities occurred. Because United Online and FTD generally had segregated assets and liabilities since United Online's acquisition of FTD in 2008, no material assets and liabilities were transferred to FTD by United Online.

  Termination of Intercompany Agreements

        Effective as of November 1, 2013, all agreements between any member of the UOL Entities, on the one hand, and any member of the FTD Entities, on the other hand, existing prior to the distribution (excluding the Separation and Distribution Agreement, the Transition Services Agreement and each other ancillary agreement described in this proxy statement) were terminated.

  Settlement of Intercompany Accounts

        Any receivables, payables or loans between any member of the UOL Entities, on the one hand, and any member of the FTD Entities, on the other hand, existing prior to the distribution (excluding any receivables, payables or loans that arose pursuant to the Separation and Distribution Agreement or any ancillary agreement) were satisfied and/or settled in cash or otherwise cancelled.

  The Distribution

        The Separation and Distribution Agreement governed the rights and obligations of the parties regarding the distribution. On November 1, 2013, United Online caused its agents to distribute, on a pro rata basis, all of the issued and outstanding shares of our common stock to United Online stockholders who held United Online shares as of the record date.

  No Representations or Warranties

        Except as expressly set forth in any ancillary agreement, neither the company nor United Online provided any representations or warranties in connection with the Separation and Distribution Agreement, and all assets transferred were transferred "as is, where is."

  Access to Information

        The Separation and Distribution Agreement provided that the parties will exchange certain information required to comply with requirements imposed on the requesting party by a government authority for use in any proceeding or to satisfy audit, accounting, claims defense, regulatory filings, litigation, tax or similar requirements, for use in compensation, benefit or welfare plan administration or other bona fide business purposes, or to comply with its obligations under the Separation and Distribution Agreement or any ancillary agreement. In addition, the parties agreed they will use commercially reasonable efforts to make available to each other directors, officers, other employees and agents as witnesses in any legal, administrative or other proceeding in which the other party may become involved to the extent reasonably required.

  Releases, Allocation of Liabilities and Indemnification

        The Separation and Distribution Agreement provided for a full and complete release and discharge of all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Separation, between or among any member of the UOL Entities and any member of the FTD Entities, except as expressly set forth in the Separation and Distribution Agreement.

        The Separation and Distribution Agreement provided that (1) we would indemnify each member of the UOL Entities, each affiliate of such member and each of their respective current and former stockholders, members, directors, officers, managers, agents and employees against any and all losses relating to (a) liabilities arising out of the FTD business, (b) any breach by any member of the FTD Entities of any provision of the Separation and Distribution Agreement or any ancillary agreement and (c) with respect to information contained in the Form 10 (other than information regarding any member of the UOL Entities provided to us by any member of the UOL Entities for inclusion therein), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) that United Online would indemnify each member of the FTD Entities, each affiliate of such member, and each of their respective current and former stockholders, members, directors, officers, managers, agents and employees against any and all losses relating to (a) liabilities arising out of the UOL businesses, (b) any breach by any member of the UOL Entities of any provision of the Separation and Distribution Agreement or any ancillary agreement and (c) with respect to information contained in the Form 10 (solely with respect to information regarding any member of the UOL Entities provided to us by any member of the UOL Entities for inclusion therein), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        The Separation and Distribution Agreement provided United Online with the right to control the litigation and settlement of certain litigation matters that relate to a member of each of the UOL Entities and the FTD Entities and that were asserted before the Separation, as well as specified litigation matters that are asserted after the Separation. The Separation and Distribution Agreement provided for the allocation of liabilities and expenses between United Online and the company with respect to these matters. It also established procedures with respect to claims subject to indemnification, insurance claims and related matters.

        Indemnification with respect to taxes and employee benefits are governed by the Tax Sharing Agreement and the Employee Matters Agreement, respectively.

  Expenses

        Except as expressly set forth in the Separation and Distribution Agreement or in any ancillary agreement, each of United Online and the company agreed to bear its own expenses (and the expenses of any subsidiaries) in connection with the Separation.

  Tax Sharing Agreement

        Prior to the Separation, we and United Online entered into a Tax Sharing Agreement. The Tax Sharing Agreement with United Online generally governs United Online's and our respective rights, responsibilities and obligations after the Separation with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Code, including as a result of Section 355(e) of the Code. Under the Tax Sharing Agreement, with certain exceptions, we generally are responsible for the payment of all income and non-income taxes attributable to our operations, and the operations of our direct and indirect subsidiaries. With certain exceptions, United Online generally is responsible for the payment of all income and non-income taxes, including consolidated U.S. federal income taxes of the United Online tax reporting group for which we are severally liable, to the extent such taxes are not attributable to our operations, or the operations of our direct or indirect subsidiaries, and United Online has agreed to indemnify us for these taxes.

        Notwithstanding the foregoing, under the Tax Sharing Agreement, we also generally are responsible for any taxes imposed on United Online that arise from the failure of the distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Code, to the extent such failure to qualify is attributable to actions, events or transactions relating to our stock, assets or business, or a breach of the relevant representations or any covenants made by us in the Tax Sharing Agreement, the materials submitted to the IRS in connection with the request for the IRS Ruling or the representation letter provided to counsel in connection with the tax opinion. In addition, we are responsible for a portion of any taxes that arise from the failure of the distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Code, if such failure is for any reason for which neither we nor United Online is responsible. The Tax Sharing Agreement also sets forth the respective obligations among the company and United Online with respect to the preparation and filing of tax returns, the administration of tax audits and disputes and other tax matters.

  Transition Services Agreement

        Pursuant to the Transition Services Agreement, United Online agreed to continue to provide various services to the company on an interim, transitional basis. As of April 15, 2014 all transition services have been completed.

  Transition Services

        The services United Online provided to us included information technology, payroll, legal and other services.

  Standard of Performance

        United Online had agreed to perform the transition services in a manner generally consistent with the manner in which such services were provided prior to November 1, 2013.

  Fees

        In consideration for such services, the company pays fees to United Online for the services provided, and those fees are generally in amounts intended to allow the party providing services to recover all of its direct and indirect costs incurred in providing those services plus a reasonable profit.

  Limitation of Liabilities

        In general, United Online is not liable to the company in connection with any service provided under the Transition Services Agreement except in the case of gross negligence, willful misconduct or material breach of the agreement.

  Employee Matters Agreement

        The company entered into an Employee Matters Agreement with United Online that sets forth our agreements with United Online as to certain employment, compensation and benefits matters. The Employee Matters Agreement contains provisions concerning cooperation between us and United Online in the sharing of employee information and the maintenance of confidentiality.

  Assumption and Retention of Liabilities; Related Assets

        The Employee Matters Agreement provides for the allocation and treatment of liabilities and assets arising out of employee compensation and benefit programs in which employees participated prior to November 1, 2013. Generally, each of United Online and FTD assumes or retains sponsorship of, and liabilities relating to, employee compensation and benefit programs relating to its own employees. In connection with the Separation, we have provided benefit plans and arrangements in which our employees participate.

  Effect on Equity Awards

        The Employee Matters Agreement provides for the treatment of outstanding equity awards of United Online in connection with the Separation. All outstanding United Online equity awards to the extent held by employees of our company as of November 1, 2013, converted to our equity awards, issued pursuant to the 2013 Incentive Compensation Plan. The conversion resulted in each converted award having substantially the same value as the applicable United Online equity award as of the conversion.

 AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the company's audited consolidated financial statements for the year ended December 31, 2013, included in the company's Annual Report on Form 10-K for that period.

        Composition and Charter.    The Audit Committee of our Board of Directors currently consists of three independent directors, as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules: Mr. Harch, who serves as Chair of the Audit Committee and Messrs. Berglass and Armstrong. The Audit Committee operates under a written charter adopted by our Board of Directors and is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." The Board of Directors and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis.

        Responsibilities.    The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to our stockholders and others; reviewing our systems of internal control over financial reporting, disclosure controls and procedures and the company's financial reporting process that management has established and the Board oversees; and endeavoring to maintain free and open lines of communication among the Audit Committee, the company's independent registered public accounting firm and management. The Audit Committee is also responsible for the review of all critical accounting policies and practices to be used by the company; the review and approval or disapproval of all proposed transactions or courses of dealings that are required to be disclosed by Item 404 of Regulation S-K that are not otherwise approved by a comparable committee or the entire Board; and establishing procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority to secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities.

        It is not the duty of the Audit Committee to plan or conduct audits or to prepare the company's consolidated financial statements. Management is responsible for preparing the company's consolidated financial statements, and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing its opinion as to their presenting fairly in accordance with accounting principles generally accepted in the United States of America ("GAAP") the company's financial condition, results of operations and cash flows. However, the Audit Committee does consult with management and the company's independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the company's financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, the company's independent registered public accounting firm; and the evaluation of the independence of the company's independent registered public accounting firm.

        In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them by, and on the representations made by, the company's management and the company's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee's authority and oversight responsibilities do not independently assure that the audits of the company's consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States of America, or that our consolidated financial statements are presented in accordance with GAAP.

        Review with Management and Independent Registered Public Accounting Firm.    The Audit Committee has reviewed and discussed the company's audited consolidated financial statements (including the quality of the company's accounting principles) with the company's management and the company's former independent registered public accounting firm, PwC. In addition, the Audit Committee has consulted with management and PwC prior to the presentation of our consolidated financial statements to stockholders. The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the PCAOB in Rule 3200T, including, among other items, matters related to the conduct by the independent registered public accounting firm of the audit of the company's consolidated financial statements. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with PwC its independence from the company, including whether its provision of non-audit services has compromised such independence.

        Conclusion and Appointment of Independent Registered Public Accounting Firm.    Based on the reviews and discussions referred to above in this report, the Audit Committee recommended to the company's Board of Directors that the audited consolidated financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. In addition, in March 2014, the Audit Committee appointed Deloitte & Touche LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

        Submitted by the Audit Committee of the Board of Directors:

Joseph W. Harch (Chair) James T. Armstrong Robert Berglass

        Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this proxy statement or future filings made by us under those statutes, the audit committee report, and reference to the independence of the audit committee members are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

 ANNUAL REPORT; AVAILABLE INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 10, 2014, is available over the Internet as set forth in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials, including our Annual Report on Form 10-K, via email until you elect otherwise. If you elect to receive paper copies of our proxy materials, you will continue to receive these materials, including our Annual Report on Form 10-K, in paper format until you elect otherwise. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material.

        Stockholders may request a paper or email copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, free of charge, by following the instructions in the Notice. All reports and documents we file with the SEC are also available, free of charge, on our corporate website (www.ftdcompanies.com) under "Investor Relations."

BY ORDER OF THE BOARD OF DIRECTORS OF FTD COMPANIES, INC.
Scott D. Levin Executive Vice President, General Counsel and Secretary

Downers Grove, Illinois
April 28, 2014

 Exhibit A

FTD COMPANIES, INC.
AMENDED AND RESTATED

2013 INCENTIVE COMPENSATION PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.     PURPOSE OF THE PLAN

        The Plan is intended to promote the interests of FTD Companies, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into a series of separate incentive compensation programs:

    •
    the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

    •
    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

    •
    the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones or the appreciation in the Fair Market Value of the Common Stock.

        B.    The provisions of Articles One and Five shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

        A.    The Compensation Committee (whether acting directly or through a subcommittee of two or more members thereof) shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. All Awards to non-employee Board members shall be made by the Board on the basis of the recommendations of the Compensation Committee or by the Compensation Committee (or subcommittee thereof) which shall at the time of any such Award be comprised solely of two or more independent Board members, as determined in accordance with the independence standards established by the Stock Exchange on which the Common Stock is at the time primarily traded.

        B.    Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

        D.    Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Plan are as follows:

            (i)  Employees,

           (ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the vesting schedule (if any) applicable to the Award, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option; (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled; and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

        C.    The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

V.     STOCK SUBJECT TO THE PLAN; NUMBER OF SHARES; SHARE COUNTING

        A.    Authorized Number of Shares.    Subject to adjustment under Section V.E. of this Article One, Awards may be made under the Plan on or after the Plan Effective Date for up to 1,601,518 shares of Common Stock. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        B.    Share Counting.    If any shares of Common Stock subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or, then in each such case the shares of Common Stock subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan. In the event that withholding tax liabilities arising from an Award other than an option or stock appreciation right are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common

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Stock by the Corporation, the shares of Common Stock so tendered or withheld shall again be available for Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added to the shares of Common Stock authorized for grant under the Plan: (i) shares of Common Stock tendered by the Participant or withheld by the Corporation in payment of the purchase price of an option under the Plan; (ii) shares of Common Stock tendered by the Participant or withheld by the Corporation to satisfy any tax withholding obligation with respect to options or stock appreciation rights under the Plan; (iii) shares of Common Stock subject to a stock appreciation right under the Plan that are not issued in connection with its stock settlement on exercise thereof; and (iv) shares of Common Stock reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of options under the Plan.

        C.    Incentive Stock Option Limit.    The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall not exceed 1,601,518 shares in the aggregate, subject to adjustment from time to time under Section V.E of this Article One.

        D.    Per Person Limits.    Each person participating in the Plan shall be subject to the following limitations:

    •
    for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards may be made to such person in any calendar year shall not exceed in the aggregate 333,650 shares of Common Stock under the Discretionary Grant Program, an additional 333,650 shares of Common Stock in the aggregate under the Stock Issuance and Incentive Bonus Programs, and, with respect to any individual who is a non-employee member of the Board or the board of directors of any Parent or Subsidiary, 53,384 shares of Common Stock; and

    •
    for Awards denominated in cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Awards may be made in the aggregate to such person shall not exceed $5,000,000 for each calendar year within the applicable performance measurement period, with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period.

        E.    Adjustments.    In the event of any merger, reorganization, consolidation, stock split, reverse stock split, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the Common Stock or the value thereof (including, without limitation, a Change in Control transaction), then equitable adjustments shall be made by the Plan Administrator to the Plan and to Awards in such manner as the Plan Administrator deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities that may be issued under the Plan pursuant to Incentive Options, (iii) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Discretionary Grant Program or under the Stock Issuance and Incentive Bonus Programs per calendar year, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program (including, if the Plan Administrator deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company), (v) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (vii) the number and/or class of securities subject to the Corporation's outstanding repurchase rights under the Plan and the repurchase price payable per share. Any such adjustments shall be final, binding and conclusive.

        F.    No Effect on Certain Rights of Corporation.    Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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 ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.     OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    Exercise Price.

        1.     The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

        2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

            (i)  cash or check made payable to the Corporation,

           (ii)  shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

          (iii)  shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, and

          (iv)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Exercise and Term of Options.

        1.     Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

        2.     The Plan Administrator shall also have the discretionary authority to structure one or more Awards under the Discretionary Grant Program so that those Awards shall vest and become exercisable only after the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

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        C.    Effect of Termination of Service.

        1.     The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee's cessation of Service or death:

            (i)  Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

           (ii)  Any option held by the Optionee at the time of the Optionee's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

          (iii)  Should the Optionee's Service be terminated for Cause or should the Optionee otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

          (iv)  During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options under the Discretionary Grant Program may be structured so that those options will continue to vest in whole or part during the applicable post-Service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

        2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

            (i)  extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

           (ii)  include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under the Discretionary Grant Program shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

          (iii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such

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shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.    Transferability of Options.    The transferability of options granted under the Plan shall be governed by the following provisions:

            (i)  Incentive Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death.

           (ii)  Non-Statutory Options.    Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be transferred gratuitously in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or such Family Members or may be transferred to one or more Family Member pursuant to a domestic relations order. The transferred portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Plan Administrator may deem appropriate.

          (iii)  Beneficiary Designations.    Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Discretionary Grant Program (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    Eligibility.    Incentive Options may only be granted to Employees.

        B.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

        To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

        C.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%)

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of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  STOCK APPRECIATION RIGHTS

        A.    Authority.    The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

        B.    Types.    Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights") and (ii) stand-alone stock appreciation rights ("Stand-alone Rights").

        C.    Tandem Rights.    The following terms and conditions shall govern the grant and exercise of Tandem Rights.

          1.     One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          2.     Any distribution to which the Optionee becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

        D.    Stand-Alone Rights.    The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

          1.     One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. The provisions and limitations of Paragraphs C.1 and C.2 of Section I of this Article Two shall also be applicable to any Stand-Alone Right awarded under the Plan.

          2.     Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

          3.     The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

          4.     Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except for a gratuitous transfer to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or a transfer to one or more such Family Members pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

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          5.     The distribution with respect to an exercised Stand-alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

          6.     The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

        E.    Post-Service Exercise.    The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section I.C.1 of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator's discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

IV.    CHANGE IN CONTROL

        A.    In the event of an actual Change in Control transaction, each outstanding Award under the Discretionary Grant Program may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time exercisable and provides for the subsequent vesting and concurrent payment of that spread in accordance with the same exercise/vesting schedule in effect for that Award, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A. However, to the extent the Award is not to be so assumed, continued or replaced, that Award shall, immediately prior to the effective date of the Change in Control transaction, become exercisable as to all the shares of Common Stock at the time subject to that Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock, except to the extent the acceleration of such Award is subject to other limitations imposed by the Plan Administrator or the underlying Award Agreement provides otherwise. Notwithstanding the foregoing, any Award outstanding under the Discretionary Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on such date of the Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than the per share exercise or base price in effect for such Award.

        B.    All repurchase rights outstanding under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the effective date of an actual Change in Control transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator or the underlying Award Agreement provides otherwise.

        C.    Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

        D.    Each Award under the Discretionary Grant Program that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect

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such Change in Control shall also be made to the exercise or base price per share in effect under each outstanding Award, provided the aggregate exercise or base price in effect for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Discretionary Grant Program and with the consent of the Plan Administrator obtained prior to the Change in Control, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

        E.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of an actual Change in Control transaction, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall terminate immediately prior to the effective date of an actual Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

        F.     The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

        G.    The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V.     PROHIBITION ON REPRICING PROGRAMS

        The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

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 ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.     STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards. Shares of Common Stock, performance shares and restricted stock units shall be subject to the same transferability restrictions and beneficiary designation rules applicable to Stand-alone Rights, as set forth in Section III. D.4 of Article Two.

        A.    Issue Price.

        1.     Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

            (i)  cash or check made payable to the Corporation;

           (ii)  past services rendered to the Corporation (or any Parent or Subsidiary); or

          (iii)  any other valid consideration under the State in which the Corporation is at the time incorporated.

        However, if the consideration for the shares is to be paid in the form of a cash purchase price, then the cash consideration payable per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

        B.    Vesting Provisions.

        1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant's period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

        2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

        3.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate. Equitable adjustments to reflect each such transaction

10

shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

        4.     The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a performance share or restricted stock unit Award until that Award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Awards of performance shares or restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate. In no event, however, shall any dividends or dividend-equivalent units relating to Awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend or dividend-equivalents units relate) vests and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

        5.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

        6.     The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

        7.     Outstanding Awards of performance shares or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of performance shares or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

        8.     The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

            (i)  At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

           (ii)  The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by

11

  the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

          (iii)  Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

          (iv)  Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

II.    CHANGE IN CONTROL

        A.    Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control. If any such Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that Award, the performance vesting condition shall automatically be cancelled, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control. However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

        B.    Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such cash consideration shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards and with the consent of the Plan Administrator obtained prior to the Change in Control, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

        C.    The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of that Change in Control transaction. The Plan Administrator's authority under this Section II.C shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of those Awards pursuant to this Section II.C may result in their loss of performance-based status under Code Section 162(m).

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ARTICLE FOUR

INCENTIVE BONUS PROGRAM

I.     INCENTIVE BONUS TERMS

        The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

            (i)  cash bonus awards ("Cash Awards"),

           (ii)  performance unit awards ("Performance Unit Awards"), and

          (iii)  dividend equivalent rights ("DER Awards").

        Cash Awards, Performance Unit Awards and stand-alone DER Awards shall be subject to the same transferability restrictions and beneficiary designation rules applicable to Stand-alone Rights, as set forth in Section III. D.4 of Article Two.

        A.    Cash Awards.    The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant's continued Service with the Corporation or upon the attainment of specified performance goals. Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

        1.     The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

        2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period specified by the Plan Administrator at the time of the Award.

        3.     Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant's interest in the Cash Award as to which the waiver applies. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

        4.     Cash Awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

        B.    Performance Unit Awards.    The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of the Incentive Bonus Program. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

        1.     A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

        2.     Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

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        3.     Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

        C.    DER Awards.    The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of the Incentive Bonus Program. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

        1.     The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan; provided, however, that DER Awards may not be granted in tandem with options or stock appreciation rights. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of ten (10) years.

        2.     Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether paid in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall, for each DER subject to the Award, be credited with each dividend or distribution made per issued and outstanding share of Common Stock during the term that DER remains outstanding.

        3.     Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or upon the satisfaction of any applicable vesting schedule in effect for the DER Award, or such payment may be deferred beyond the vesting date for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

        4.     Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant's book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.

        5.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period specified by the Plan Administrator at the time the Award is made.

II.    CHANGE IN CONTROL

        A.    The Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then that performance vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control.

        B.     The Plan Administrator's authority under Paragraph A of this Section II shall also extend to any Award under the Incentive Bonus Program intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

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 ARTICLE FIVE

MISCELLANEOUS

I.     DEFERRED COMPENSATION

        A.    The Plan Administrator may, in its sole discretion, structure one or more Awards under the Stock Issuance or Incentive Bonus Programs so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

        B.    The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

        C.    To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

II.    TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

          1.    Stock Withholding:    The Corporation may be given the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan. The number of shares of Common Stock which may be so withheld shall be limited to the number of shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

          2.    Stock Delivery:    The holder of the Award may be given the right to deliver to the Corporation, at the time of the issuance, exercise, vesting or settlement of such Award, one or more shares of Common Stock previously acquired by such individual with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance

15

  under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.  SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan shall become effective on the Plan Effective Date.

        B.    Awards may be granted under the Plan at any time and from time to time prior to the tenth anniversary of the Plan Effective Date, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

V.     AMENDMENT OF THE PLAN

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that stockholder approval shall be required for any amendment to the Plan which (i) materially increases the number of shares of Common Stock authorized for issuance under the Plan (other than pursuant to Section V.E of Article One), (ii) materially increases the benefits accruing to Optionees or Participants, (iii) materially expands the class of individuals eligible to participate in the Plan, (iv) expands the types of awards which may be made under the Plan or extends the term of the Plan or (v) would reduce or limit the scope of the prohibition on repricing programs set forth in Section V of Article Two or otherwise eliminate such prohibition, or (vi) effect any other change or modification to the Plan for which stockholder approval is required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.

        B.    The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

        C.    Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

        D.    The provisions of the Plan and the outstanding Awards under the Plan shall, in the event of any ambiguity, be construed, applied and interpreted in a manner so as to ensure that all Awards and Award Agreements provided to Optionees or Participants who are subject to U.S. income taxation either qualify for an exemption from the requirements of Section 409A of the Code or comply with those requirements; provided, however, that the Corporation shall not make any representations that

16

any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Optionee and Participant shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code.

VI.   USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

        B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VIII.  NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

17

 APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

        B.    Award Agreement shall mean the written and/or electronic agreement(s) between the Corporation and the Optionee or Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

        C.    Board shall mean the Corporation's Board of Directors.

        D.    Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

    •
    Cause shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

    •
    In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual's termination of Service shall be deemed to be for Cause if such termination occurs by reason his or her commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

        E.    Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

    •
    Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

    •
    In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions, provided, however that with respect to any Award which is subject to Code Section 409A and for which the Change in Control would otherwise constitute a payment-triggering event for purposes of Code Section 409A, no event shall constitute a Change in Control unless it is also a Qualifying Change in Control:

              (i)  the closing of a merger, consolidation or other reorganization approved by the Corporation's stockholders in which a change in ownership or control of the Corporation is effected through the acquisition by any person or group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction, directly or indirectly controls, is controlled by or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities (as measured in terms of the power to vote with respect to the election of Board members),

             (ii)  the closing of a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

            (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders,

            (iv)  a merger, recapitalization, consolidation, or other transaction to which the Corporation is a party or the sale, transfer or other disposition of all or substantially all of the Corporation's assets if, in either case, the members of the Board immediately prior to consummation of the transaction do not, upon consummation of the transaction, constitute at least a majority of the board of directors of the surviving entity or the entity acquiring the Corporation's assets, as the case may be, or a parent thereof, or

             (v)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases for any reason to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, but excluding for purposes of both clauses (A) and (B) any person appointed or elected to the Board in connection with an actual or threatened proxy contest for Board membership or any other actual or threatened solicitation of proxies for the election of Board members.

        F.     Code shall mean the Internal Revenue Code of 1986, as amended.

        G.    Common Stock shall mean the Corporation's common stock.

        H.    Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

        I.     Corporation shall mean FTD Companies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of FTD Companies, Inc. which has by appropriate action assumed the Plan.

        J.     Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

        K.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        L.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

        M.   Fair Market Value per share of Common Stock on any relevant date shall be the closing price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        N.    Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

        O.    Full Value Award means any of the following Awards made under the Stock Issuance or Incentive Bonus Programs that are settled in shares of Common Stock: restricted stock awards (unless issued for cash consideration equal to the Fair Market Value of the shares of Common Stock on the award date), restricted stock unit awards, performance shares, performance units, cash incentive awards and any other Awards under the Plan other than stock options and stock appreciation rights issued under the Discretionary Grant Program and dividend equivalent rights under the Incentive Bonus Program.

        P.     Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

    •
    Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

    •
    In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual's voluntary resignation following

            (A)  a material reduction in the scope of the duties, responsibilities and authority of his or her position with the Corporation (or any Parent or Subsidiary), it being understood that a change in such individual's title shall not, in and of itself, be deemed a material reduction,

            (B)  a materially adverse change in his or her reporting requirements so that such individual is required to report to a person whose duties, responsibilities and authority are materially less than the person to whom he or she previously reported,

            (C)  a material reduction in such individual's base salary or the aggregate of his or her base salary and target bonus under any corporate performance based bonus or incentive programs, with a reduction of fifteen percent (15%) or more to the his or her base salary or aggregate base salary and target bonus to be deemed a material, or

            (D)  a relocation of such individual's place of employment by more than fifty (50) miles;

provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual's consent. An individual will not be deemed to have resigned for Good Reason unless (i) the individual provides written notice to the Corporation of the existence of the Good Reason event within ninety (90) days after its initial occurrence; (ii) the Corporation is provided with thirty (30) days after receipt of such notice in which to cure such Good Reason event; and (iii) the individual effectively terminates employment within one hundred eighty (180) days following the occurrence of the non-cured event.

        Q.    Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

        R.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

        S.     Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

            (i)  such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than for Cause, or

           (ii)  such individual's voluntary resignation for Good Reason.

        T.     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        U.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        V.     Optionee shall mean any person to whom an option is granted under the Discretionary Grant Program.

        W.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        X.    Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

        Y.    Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more..

        Z.    Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation; (ii) earnings per share; (iii) growth in earnings or earnings per share; (iv) market price of the Common Stock; (v) return on equity or average stockholder equity; (vi) total stockholder return or growth in total stockholder return, either directly or in relation to a comparative group; (vii) return on capital; (viii) return on assets or net assets; (ix) invested capital, rate of return on capital or return on invested capital; (x) revenue, growth in revenue or return on sales; (xi) income or net income; (xii) operating income or net operating income; (xiii) operating profit or net operating profit; (xiv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvi) cash flow or cash flow per share (before or after dividends); (xvii) market share; (xviii) collections and recoveries; (xix) debt reduction; (xx) litigation and regulatory resolution goals; (xxi) expense control goals; (xxii) budget comparisons; (xxiii) development and implementation of strategic plans and/or organizational restructuring goals; (xxiv) productivity goals; (xxv) workforce management and succession planning goals; (xxvi) economic value added; (xxvii) measures of customer satisfaction; (xxviii) formation of joint ventures or marketing or customer service collaborations or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or enhance its customer base; (xxix) mergers, acquisitions and other strategic transactions; (xxx) earnings before interest, taxes, depreciation and amortization; and (xxxi) fulfillment measures. In addition, such performance criteria may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above as compared to the performance of other entities (or an index covering multiple entities), in either case on an absolute or relative basis, and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) costs and expenses incurred in connection with actual or potential business combinations, mergers, acquisitions, dispositions, spin-offs, financing transactions, and other strategic transactions; (F) costs and expenses incurred in connection with the relocation of the principal offices of the Corporation or any Parent or Subsidiary; (G) any unusual, infrequent, extraordinary or nonrecurring items; (H) bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation or any Parent or Subsidiary; (I) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or any Parent or Subsidiary; (J) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or any Parent or Subsidiary or the gain or loss realized upon the sale of any such business or assets thereof and (K) the impact of foreign currency fluctuations or changes in exchange rates.

        AA. Plan shall mean the Corporation's 2013 Incentive Compensation Plan, as set forth in this document and as subsequently amended or modified from time to time.

        BB.  Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

        CC. Plan Effective Date shall mean September 12, 2013, the date on which the Plan was approved by Corporation's stockholder.

        DD. Qualifying Change in Control shall mean a Change in Control that also qualifies as: (i) a change in the ownership of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(v) of the regulations promulgated under Code Section 409A; (ii) a change in the effective control of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the regulations promulgated under Code Section 409A; or (iii) a change in the ownership of a substantial portion of the assets of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vii) of the regulations promulgated under Code Section 409A.

        EE. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

        FF.   Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        GG. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee's Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation's written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

        HH. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

        II.    Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        JJ.   Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

        KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        LL.  10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        NN. Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. FTD COMPANIES, INC. 3113 WOODCREEK DRIVE DOWNERS GROVE, IL 60515 M74161-P52589 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. FTD COMPANIES, INC. Withhold All For All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) Tracey L. Belcourt 02) Joseph W. Harch 03) Michael J. Silverstein The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. ! ! ! 3. To approve the material terms for performance-based awards under the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. ! For address changes/comments, mark here. (see reverse for instructions) ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

FTD Companies, Inc. Annual Meeting of Stockholders Tuesday, June 10, 2014 9:00 a.m. Central Time 3113 Woodcreek Drive Downers Grove, Illinois 60515 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M74162-P52589 FTD Companies, Inc. Annual Meeting of Stockholders Tuesday, June 10, 2014 9:00 a.m. Central Time This proxy is solicited by the Board of Directors of FTD Companies, Inc. The stockholder(s) hereby appoint(s) Scott D. Levin and Becky A. Sheehan, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FTD Companies, Inc. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on June 10, 2014, at FTD Companies, Inc.'s Corporate Offices at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. If other business is presented at the Annual Meeting of Stockholders, this proxy will be voted by the persons named as proxies above in their discretion. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

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MATTERS TO BE CONSIDERED AT ANNUAL MEETING PROPOSAL ONE: ELECTION OF DIRECTORS
Director Summary Compensation Table
PROPOSAL TWO: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL THREE: APPROVAL OF THE MATERIAL TERMS FOR PERFORMANCE-BASED AWARDS UNDER THE FTD COMPANIES, INC. AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
RELATED-PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
ANNUAL REPORT; AVAILABLE INFORMATION
  Exhibit A
FTD COMPANIES, INC. AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN ARTICLE ONE GENERAL PROVISIONS
ARTICLE TWO DISCRETIONARY GRANT PROGRAM
ARTICLE THREE STOCK ISSUANCE PROGRAM
ARTICLE FOUR INCENTIVE BONUS PROGRAM
ARTICLE FIVE MISCELLANEOUS
APPENDIX